Exhibit 4.12
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
CERTAIN PORTIONS OF THIS AGREEMENT. CONFIDENTIAL PORTIONS
HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE U.S.
SECURITIES AND EXCHANGE COMMISSION.
Amendment and Restatement Deed

Each company listed in Schedule 1
Each company listed in Schedule 2
Each financial institution listed in Schedule 3
Level 36, Grosvenor Place
225 George Street
Sydney NSW 2000
Australia
T 61 2 9258 6000
F 61 2 9258 6999
Reference
PAJ RW PRA 02 2018 0405
©Blake Dawson 2011
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Contents

1. INTERPRETATION	1

1.1 Definitions	1
1.2 Terms defined in the Facility Agreement	2
1.3 Rules for interpreting this document	2
1.4 Transaction Document	2

2. CONSIDERATION	2

3. AMENDMENTS	2

3.1 Amendment to Facility Agreement	2
3.2 Effect of amendment	2

4. EFFECTIVE DATE	2

5. GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT	3

6. GENERAL	3

6.1 Governing law	3
6.2 Giving effect to this document	3
6.3 Waiver of rights	3
6.4 Operation of this document	4
6.5 Exclusion of contrary legislation	4
6.6 Amendment	4
6.7 Counterparts	4
6.8 Attorneys	4

Schedule

1 BORROWERS	5

2 GUARANTORS	9

3 LENDERS	17

4 AMENDED AND RESTATED FORM OF FACILITY AGREEMENT	18
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Amendment and Restatement Deed       ii

Amendment and Restatement Deed

DATE	23 June 2011
PARTIES
Each company listed in Schedule 1 (each a Borrower and together the Borrowers)

Each company listed in Schedule 2 (each a Guarantor and together the Guarantors)

Each financial institution listed in Schedule 3 (each the Lender and together the Lenders)
RECITALS
I.	Under the Facility Agreement, the Lenders have granted certain cash advance, trade finance and hedging facilities to one or more Borrowers (as the case may be) and certain guarantors have jointly and severally guaranteed the punctual payment and satisfaction of the Amount Owing by the Borrowers to the Lenders.

II.	At the request of Sims Metal Management Limited (ABN 69 114 838 630), the parties to the Facility Agreement have agreed to make various amendments to the terms of the Facilities as set out in that document, including to accommodate the entry by Sims, the Lenders and certain other parties into the Common Terms Deed.

III.	Accordingly, the parties wish to amend and restate the Facility Agreement in the manner set out in this document.
OPERATIVE PROVISIONS
1. INTERPRETATION

1.1	Definitions

The following definitions apply in this document.

Common Terms Deed means the document of that titled dated on or about 23 June 2011 between, amongst others, the Borrowers, certain guarantors and the Lenders.

Companies means the Borrowers and the Guarantors and Company means any of them, as the context may require.

Effective Date has the meaning set out in clause 4.

Establishment Fee means the amount specified as the “Establishment Fee” in a fee letter or fee letters substantially in the form set out in Annexure G of the Facility Agreement (as amended and restated by this document) delivered by the Lenders to Sims on or before the date of this document.

Facility Agreement means the “Multi Option Facility Agreement” of that title dated 3 December 2003 between, amongst others, the Borrowers, certain guarantors and the Lenders, as amended and restated on 6 December 2005, 26 June 2008, 2 November 2009, 12 May 2010 and 7 October 2010.
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1.2	Terms defined in the Facility Agreement

A term (other than a term defined in clause 1.1) that is defined in the Facility Agreement (as amended and restated by this document) or the Common Terms Deed has the same meaning in this document.
1.3	Rules for interpreting this document

Clauses 1.3, 1.5, 1.6 and 1.7 of the Common Terms Deed apply to this document as if they were set out in full in this document, except that any reference to “this deed” is replaced by a reference to “this document”.
1.4	Transaction Document
(a)	This document is a “Transaction Document” for the purposes of the definition of “Transaction Documents” in clause 1.1 of the Facility Agreement.

(b)	This document is a “Transaction Document” in respect of each Lender under the Facility Agreement for the purpose of the definition of “Transaction Document” in clause 1.2 of the Common Terms Deed.
2.	CONSIDERATION

Each party acknowledges that it has received valuable consideration for entering into this document.
3.	AMENDMENTS

3.1	Amendment to Facility Agreement
(a)	The Facility Agreement is amended and restated with effect on and from the Effective Date to read as set out in Schedule 4.

(b)	Paragraph (a) does not affect any right or obligation of any party that arises before the Effective Date.
3.2	Effect of amendment
(a)	Except as expressly amended by this document, the Facility Agreement is confirmed and remains in full force and effect.

(b)	With effect on and from the Effective Date:
(i)	the Facility Agreement and this document will be read and construed as one document; and

(ii)	references in the Facility Agreement to this Agreement will be read and construed as references to the Facility Agreement as amended by this document.
4.	EFFECTIVE DATE

The Effective Date is the date on which HSBC (Australia) has received:
(a)	each of the documents set out in Schedule 4 of the Common Terms Deed in form and substance satisfactory to it;
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(b)	an original counterpart of a fee letter or fee letters substantially in the form set out in Annexure G of the Facility Agreement (as amended and restated by this document), duly executed by Sims; and

(c)	payment of the Establishment Fee and any other fees then due and payable.
5.	GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT

Each Guarantor unconditionally and irrevocably:
(a)	consents and agrees to the amendments to the Facility Agreement contemplated by this document, and to the other Guarantors entering into this document; and

(b)	ratifies and confirms its execution of each Transaction Document to which it is a party.
6.	GENERAL

6.1	Governing law
(a)	This document is governed by the laws of the State of New South Wales.

(b)	Each Company submits to the non—exclusive jurisdiction of the courts of the State of New South Wales, and of any court that may hear appeals from any of those courts, for any proceedings in connection with this document.

(c)	Each Company irrevocably waives:
(i)	any objection to the venue of any proceedings on the ground that they have been brought in an inconvenient forum; and

(ii)	any immunity from set off, suits, proceedings and execution to which it or any of its property may now or in the future be entitled under any applicable law.
(d)	Each Company agrees that a document required to be served in proceedings in connection with this document may be served:
(i)	by being delivered to or left at its address for service of notices under the Facility Agreement; or

(ii)	in any other way permitted by law.
6.2	Giving effect to this document

Each party must do anything (including execute any document), and must ensure that its employees and agents do anything (including execute any document), that the other party may reasonably require to give full effect to this document.
6.3	Waiver of rights

A right may only be waived in writing, signed by the party giving the waiver, and:
(a)	no other conduct of a party (including a failure to exercise, or delay in exercising, the right) operates as a waiver of the right or otherwise prevents the exercise of the right;
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(b)	a waiver of a right on one or more occasions does not operate as a waiver of that right or as an estoppel precluding enforcement of that right if it arises again; and

(c)	the exercise of a right does not prevent any further exercise of that right or of any other right.
6.4	Operation of this document
(a)	Any right that a person may have under this document is in addition to, and does not replace or limit, any other right that the person may have.

(b)	Any provision of this document which is unenforceable or partly unenforceable is, where possible, to be severed to the extent necessary to make this document enforceable, unless this would materially change the intended effect of this document.
6.5	Exclusion of contrary legislation

Any legislation that adversely affects an obligation of a party, or the exercise by a party of a right or remedy, under or relating to this document is excluded to the full extent permitted by law.
6.6	Amendment

This document can only be amended or replaced by another document signed by the parties.
6.7	Counterparts

This document may be executed in counterparts.
6.8	Attorneys

Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.
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Schedule 1
BORROWERS

Company Name	Registered Number	Registered Office	Place of
			Incorporation
Australian Borrowers
Sims Group Australia Holdings Limited	ABN 37 008 634 526	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019	ACT, Australia
Sims Metal Management Limited	ABN 69 114 838 630	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019	VIC, Australia
Australian Trade Borrowers
Sims Group Australia Holdings Limited	ABN 37 008 634 526	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019	ACT, Australia
Sims Metal Management Limited	ABN 69 114 838 630	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019	VIC, Australia
UK Borrowers
Sims Group UK Holdings Limited	2904307	Long Marston Stratford-Upon-Avon Warwickshire CV37 8AQ	United Kingdom
Sims Group UK Limited	3242331	Long Marston Stratford-Upon-Avon Warwickshire CV37 8AQ	United Kingdom
Mirec B.V.	N/A	Hastelweg 251, 5652CV, Eindhoven, The Netherlands	The Netherlands
Sims Metal Management Asia Limited (formerly known as Sims Asia Holdings Limited)	30512	5407-8, 54th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong	Hong Kong

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Company Name	Registered Number	Registered Office	Place of
Incorporation
US Trade Borrower
Sims Group Global Trade Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
US Borrowers
Sims Group USA Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Dynamics Detroit LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Management Alabama, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Management Arizona, L.L.C.	N/A	c/o CT Corporation System 2394 East Camelback Road Phoenix, AZ 85016	Arizona, USA
SMM New England Corporation (formerly known as Metal Management Connecticut, Inc.)	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Management Memphis, L.L.C.	N/A	c/o Corporation Service Company 2908 Poston Avenue Nashville, TN 37203	Tennessee, USA
Metal Management Midwest, Inc.	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA

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Company Name	Registered Number	Registered Office	Place of Incorporation
Metal Management Mississippi, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Management Northeast, Inc.	N/A	c/o Corporation Service Company 830 Bear Tavern Road West Trenton, NJ 08628	New Jersey, USA
Metal Management Ohio, Inc.	N/A	c/o CSC-Lawyers Incorporating Service (Corporation Service Company) 50 W. Broad St Suite 1800 Columbus, OH 43215	Ohio, USA
Metal Management West, Inc.	N/A	c/o Corporation Service Company 1560 Broadway, Suite 2090, Denver, CO 80202	Colorado, USA
Metal Management, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Proler Southwest LP	N/A	c/o Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company 211 E. 7th Street Suite 620 Austin, TX 78701	Texas, USA
Sims Recycling Solutions Holdings Inc. (formerly Sims Recycling Solutions, Inc.)	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA
Sims Recycling Solutions, Inc. (formerly United Refining & Smelting Co)	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA

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Company Name	Registered Number	Registered Office	Place of
Incorporation
HK Trade Borrower
Sims Metal Management Asia Limited (formerly known as Sims Asia Holdings Limited)	30512	5407-8, 54th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong	Hong Kong
German Borrowers
Sims Group German Holdings GmbH	N/A	Rathenaustrasse 10, 59191 Bergkamen, Germany	Germany
Sims M+R GmbH	N/A	Rathenaustrasse 10, 59191 Bergkamen, Germany	Germany

Schedule 2
GUARANTORS

Company Name	Registered Number	Registered Office	Place of
Incorporation
Australia
Simsmetal Properties QLD Pty Limited (formerly known as Sims Energy Pty Limited)	ABN 42 009 667 752	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019	QLD, Australia
Sims Group Australia Holdings Limited	ABN 37 008 634 526	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019	ACT, Australia
Sims Metal Management Limited	ABN 69 114 838 630	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019	NSW, Australia
Sims Industrial Pty Limited	ABN 95 000 090 479	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019	NSW, Australia
Simsmetal Properties NSW Pty Limited (formerly known as Sims Manufacturing Pty Limited)	ABN 13 004 332 870	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019	NSW, Australia
Simsmetal Holdings Pty. Ltd.	ABN 97 000 021 563	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019	NSW, Australia
Simsmetal Services Pty. Limited	ABN 76 000 166 987	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019	NSW, Australia
Sims Aluminium Pty Limited	ABN 93 004 370 905	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019	NSW, Australia

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Company Name	Registered Number	Registered Office	Place of
			Incorporation
United Kingdom
Sims Group UK Holdings Limited	2904307	Long Marston Stratford-on-Avon Warwickshire CV37 8AQ	United Kingdom
Sims Group UK Limited	3242331	Long Marston Stratford-on-Avon Warwickshire CV37 8AQ	United Kingdom
The Netherlands
Mirec B.V.	N/A	Hastelweg 251, 5652CV, Eindhoven, The Netherlands	The Netherlands
New Zealand
Simsmetal Industries Limited	3597	James Fletcher Drive Otahuhu, Auckland, New Zealand	New Zealand
Sweden
Sims Recycling Solutions AB	N/A	Karosserigatan 6 641 51 Katrineholm Sweden	Sweden
Germany
Sims Group German Holdings GmbH	N/A	Rathenaustrasse 10, 59191 Bergkamen, Germany	Germany
Sims M+R GmbH	N/A	Rathenaustrasse 10, 59191 Bergkamen, Germany	Germany
Hong Kong
Sims Metal Management Asia Limited (formerly known as Sims Asia Holdings Limited)	30512	5407-8, 54th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong	Hong Kong
Canada
Sims Group Recycling Solutions Canada Ltd.	N/A	1200-999 West Hastings Street, Vancouver, British Columbia V6C 2W2, Canada	Canada

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Company Name	Registered Number	Registered Office	Place of
Incorporation
Sims Group Canada Holdings Limited	N/A	Suite 2300, 550 Burrard Street, Box 30, Vancouver, British Columbia V6C 2B5, Canada	Canada
United States of America
Sims Group USA Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
CIM Trucking, Inc.	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA
HNE Recycling LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
HNW Recycling LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Dynamics Detroit LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
TH Properties LLC (formerly known as Metal Dynamics Indianapolis LLC)	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Dynamics LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

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Company Name	Registered Number	Registered Office	Place of
Incorporation
Metal Management Alabama, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Management Arizona, L.L.C.	N/A	c/o CT Corporation System 2394 East Camelback Road Phoenix, AZ 85016	Arizona, USA
SMM New England Corporation (formerly known as Metal Management Connecticut, Inc.)	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Management Indiana, Inc.	N/A	c/o Prentice Hall Corporation 33 North LaSalle Street Chicago, IL 60602	Illinois, USA
Metal Management Memphis, L.L.C.	N/A	c/o Corporation Service Company 2908 Poston Avenue Nashville, TN 37203	Tennessee, USA
Metal Management Midwest, Inc.	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA
Metal Management Mississippi, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Management New Haven, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

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Company Name	Registered Number	Registered Office	Place of Incorporation
Metal Management Northeast, Inc.	N/A	c/o Corporation Service Company 830 Bear Tavern Road West Trenton, NJ 08628	New Jersey, USA
Metal Management Ohio, Inc.	N/A	CSC-Lawyers Incorporating Service (Corporation Service Company) 50 W. Broad St Suite 1800 Columbus, OH 43215	Ohio, USA
Metal Management Pittsburgh, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Management Proler Southwest, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
SMM — North America Trade Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Management West Coast Holdings, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Management West, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Colorado, USA

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Company Name	Registered Number	Registered Office	Place of Incorporation
Metal Management, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
MM Metal Dynamics Holdings, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Naporano Iron & Metal, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
New York Recycling Ventures, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
North Carolina Resource Conservation, LLC	N/A	c/o Corporation Service Company 327 Hillsborough Street Raleigh, NC 27603	North Carolina, USA
Proler Southwest GP, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Proler Southwest LP	N/A	c/o Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company 211 E. 7th Street Suite 620 Austin, TX 78701	Texas, USA
Reserve Iron & Metal Limited Partnership	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

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Company Name	Registered Number	Registered Office	Place of Incorporation
Schiabo Larovo Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
SHN Co., LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Sims Group Global Trade Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Sims Group USA Holdings Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Sims Municipal Recycling of New York LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Sims Recycling Solutions Holdings Inc.	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA
Simsmetal East LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

[*] Confidential Treatment Requested

Company Name	Registered Number	Registered Office	Place of Incorporation
Simsmetal West LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Sims Recycling Solutions, Inc.	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA
Port Albany Ventures LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
Metal Management Aerospace, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

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Schedule 3
LENDERS

Financier Name	Registered Number	Lending Office
In relation to the Australian Borrowers, UK Borrowers, US Borrowers and German Borrowers
HSBC Bank Australia Limited	ABN 48 006 434 162	Level 31, 580 George Street Sydney NSW 2000 Australia
HSBC Bank plc	14259	8 Canada Square, London, E14 5HQ
HSBC Bank USA, National Association		452 Fifth Avenue, New York, New York 10018 USA
In relation to the Australian Trade Borrowers
HSBC Bank Australia Limited	ABN 48 006 434 162	Level 31, 580 George Street Sydney NSW 2000 Australia
In relation to the HK Trade Borrower
The Hongkong and Shanghai Banking Corporation Limited	ABN 65 117 925 970	Level 10, 1 Queens Road, Central Hong Kong
In relation to the US Trade Borrower
HSBC Bank plc	14259	City Corporate Banking Centre, 60 Queen Victoria Street, London, EC4N 4TR

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SCHEDULE 4
AMENDED AND RESTATED FORM OF FACILITY AGREEMENT
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Amended and Restated Multi Option Facility Agreement

The companies specified in Annexure A

The Banks and Financial Institutions specified in Annexure B

Level 36, Grosvenor Place
225 George Street
Sydney NSW 2000
Australia
T 61 2 9258 6000
F 61 2 9258 6999
Reference
PAJ JWPM PRA 02 2018 0405
©Blake Dawson 2010
[*] Confidential Treatment Requested

Contents

1. INTERPRETATION	1

1.1 Definitions	1
1.2 Interpretation	10
1.3 Incorporated definitions	12
1.4 Incorporated provisions	12
1.5 Joint and several liability	12

2. THE FACILITIES	12

2.1 Cash Advance Facilities	12
2.2 Trade Finance Facility	13
2.3 Hedging Facility	13
2.4 Purpose	14
2.5 Cancellation of Undrawn Commitment	14

3. CONDITIONS PRECEDENT	15

3.1 Conditions precedent to initial funding	15
3.2 Benefit of conditions precedent	15

4. FUNDING	16

4.1 Funding Notice	16
4.2 Limitations on Funding Notices	17

5. REPAYMENT	17

5.1 Repayment	17

6. COMMITMENT EXCEEDED	18

6.1 Excess of limit	18
6.2 Cash cover	18

7. UNLAWFULNESS	19

7.1 Unlawfulness	19

8. MARKET DISTURBANCE AND REVIEW OF FACILITIES	19

8.1 Disturbance Notice	19
8.2 Market Disturbance Premium	19
8.3 Alternative Arrangements	20
8.4 Alternative Basis	20
8.5 Terms of fee letters	20

9. EXTENSION OF TERMINATION DATE	21

10. COMMITMENT FEE	22

10.1 Commitment Fee	22

11. REPRESENTATIONS AND WARRANTIES	22
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11.1 General Representations and warranties by each Borrower	22
11.2 Continuing representations and warranties	22
11.3 Acknowledgment of reliance	22
11.4 Additional representations and warranties	22

12. UNDERTAKINGS	22

12.1 Undertakings	22

13. EVENTS OF DEFAULT	23

13.1 Events of Default	23
13.2 Consequences of default	23
13.3 Cash Cover	23
13.4 Technical Event of Default	24

14. INTEREST ON OVERDUE AMOUNTS	24

14.1 Default interest	24
14.2 Additional interest	24

15. INDEMNITIES	25

15.1 General indemnity	25
15.2 Survival of indemnities	25

16. ASSIGNMENT	25

16.1 Assignment	25
16.2 Confidential information	26

17. PRESERVATION OF RIGHTS	26

17.1 Waiver and exercise of rights	26
17.2 Rights cumulative	26
17.3 Further assurances	26
17.4 Time of the essence	26

18. GENERAL PROVISIONS	27

18.1 Invalid or unenforceable provisions	27
18.2 Certifications	27
18.3 Amendment	27
18.4 Counterparts	27
18.5 Successors and assigns	27

19. ADDITIONAL BORROWERS	27

20. NEW RELATED PARTY	28

20.1 New Related Party	28

21. GOVERNING LAW AND JURISDICTION	28

21.1 Governing law	28
21.2 Jurisdiction	28
21.3 Service of process	28
21.4 Agent for service of process	28
21.5 Execution by attorneys	29
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Schedule

1 CASH ADVANCE FACILITIES	30

2 AUSTRALIAN TRADE FACILITIES AND HK TRADE FACILITY	34

3 US TRADE FACILITY	41

4 BANK GUARANTEE AND STANDBY LETTER OF CREDIT FACILITY	45

5 HEDGING FACILITY	50
Annexure
A BORROWERS
B LENDERS
C CAF LENDERS
D FUNDING NOTICE
E NOT USED
F ADDITIONAL BORROWER ACCESSION DEED
G PRO FORMA FEE LETTER
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Amended and Restated Multi Option Facility Agreement

Amended and Restated Multi Option Facility Agreement
DATE 3 December 2003 (as amended and restated on 6 December 2005, 26 June 2008, on or about 30 October 2009, 12 May 2010, on 7 October 2010 and on or about 23 June 2011)
PARTIES
The companies specified in Annexure A
The Banks and Financial Institutions specified in Annexure B
OPERATIVE PROVISIONS
1.	INTERPRETATION
1.1	Definitions

Accession Deed means an agreement substantially in the form of Annexure F under which a wholly owned Subsidiary of Sims becomes a Borrower under this Agreement and each other agreement which a Lender and a Borrower agree in writing to be an Accession Deed for the purposes of this Agreement;

Additional Borrower means each wholly owned Subsidiary of Sims which becomes an Additional Borrower under this Agreement pursuant to clause 19;

Advance has the meaning given to it in Schedule 1;

Affiliate Lenders means, in relation to a Lender, each Related Company of the Lender, and Affiliate Lender means any one of them;

Approved Currency means AUD or any Approved Foreign Currency;

Approved Foreign Currency means USD, GBP, HKD, Euro and any other foreign currency which is approved by the relevant Lender for a Facility made available by it under this Agreement;

Approved Purpose means:
(a)	for a Cash Advance Facility, to assist with the Borrower’s debt funding;

(b)	for a Trade Finance Facility, to assist with each Trade Borrower’s import and export related trade finance requirements; and

(c)	for a Hedging Facility, any purpose approved in writing from time to time by the Lender that provides that Hedging Facility;
AUD and $ mean the lawful currency for the time being of Australia;

AUD CAF Lenders means the banks and financial institutions specified in Annexure C as the “AUD CAF Lenders”, and AUD CAF Lender means any one of them;
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AUD Cash Advance Facilities means the cash advance facilities granted to the Borrowers under clause 2.1(a);
AUD Commitment means the amount described as the “AUD Commitment” set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by the Lenders to Sims;

Australian Borrowers means:
(a)	Sims;

(b)	Sims Group Australia Holdings Limited (ABN 37 008 634 526); and

(c)	any Additional Borrower designated as such in an Accession Deed, and Australian Borrower means any one of them;

Australian Trade Borrowers means:
(a)	Sims;

(b)	Sims Group Australia Holdings Limited (ABN 37 008 634 526); and

(c)	any Additional Borrower designated as such in an Accession Deed, and Australian Trade Borrower means any one of them;
Australian Trade Facility means the trade facility granted to the Australian Trade Borrowers under clause 2.2(a) as part of the relevant Trade Finance Facility;

Availability Period means, for a Facility, the period starting on the date of this Agreement and ending on the earlier of:
(a)	the Final Repayment Date; and

(b)	the date on which that Facility is cancelled in full or terminated under this Agreement;
Bank means a deposit-taking institution authorised to carry on banking business under the Banking Act 1959 (Cth) or under the laws of any Relevant Jurisdiction;

Bank Guarantee has the meaning given to it in Schedule 4;

Bank Guarantee and Standby Letter of Credit Facility means the bank guarantee and standby letter of credit facility granted to the Trade Borrowers under clause 2.2(a) as part of the Trade Finance Facility;

Base Lending Rate means the interest rate of the same name published by HSBC (Australia) from time to time in the daily metropolitan newspapers in Sydney and Melbourne, and in the Australian Financial Review;

Base Rate means:
(a)	in relation to any relevant amount denominated in AUD for any relevant period:
(i)	the rate (expressed as a percentage per annum) determined by the relevant Lender to be:
(A)	the average bid rate quoted on the page designated as “BBSY” on the Reuters Monitor Money Rates Services or another page that replaces the “BBSY” page on that system to display average bid
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rates for Bills accepted by a Bank, rounded up, if necessary, to the nearest four decimal places; or

(B)	the average of the buying rates for Bills accepted by a Bank quoted by 3 Banks selected by the Lender, rounded up, if necessary, to the nearest four decimal places, if:
(I)	the page designated as “BBSY” (or another page that replaces the “BBSY” page) on the Reuters Monitor Money Rates Services is not available for any reason; or

(II)	the basis on which the rate quoted on that page is determined is changed and, in the opinion of that Lender, that rate no longer reflects its cost of funding to the same extent as it does at the date of this Agreement, in either case:

(C)	determined at or about 10:10 am on the first day of the relevant period; and

(D)	for the amount and period closest to the relevant amount and period; or
(ii)	if the Base Rate cannot be determined under paragraph (a)(i), the rate (expressed as a percentage per annum) determined by that Lender in good faith to be the appropriate rate and for this purpose that Lender may have regard to comparable indices then available in any market that Lender considers appropriate; or
(b)	in relation to any relevant amount denominated in an Approved Foreign Currency for any relevant period, the rate (expressed as a percentage per annum) quoted by the Lender as its costs of obtaining funds in the currency of the relevant amount and for a period comparable to such period, in such interbank market or by such other means as the Lender may at its discretion select, at or about the normal time for seeking quotes for such funds two business days prior to the commencement of such period;
Borrowers means the companies specified in Annexure A and any Additional Borrower, and Borrower means any one of them;

Business Day means, unless otherwise specified, in relation to an obligation required to be performed, or any other action required to be taken, in a Relevant Jurisdiction, a day (not being a Saturday or Sunday) on which Banks are open for general banking business in that Relevant Jurisdiction;

CAF Borrowers means:
(a)	the Australian Borrowers;

(b)	the UK Borrowers;

(c)	the US Borrowers;

(d)	the German Borrowers; and

(e)	any Additional Borrower designated as such in an Accession Deed, and CAF Borrower means any one of them;
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CAF Commitments means the AUD Commitment, the Euro Commitment, the GBP Commitment and the USD Commitment.

CAF Lenders means the AUD CAF Lenders, the Euro CAF Lenders, the GBP CAF Lenders and the USD CAF Lenders and CAF Lender means any one of them;

Cash Advance Facilities means the AUD Cash Advance Facilities, the Euro Cash Advance Facilities, the GBP Cash Advance Facilities and the USD Cash Advance Facilities and Cash Advance Facility means any one of them;

Claim means any claim, cost, damages, debt, expense, Tax, liability, loss, allegation, suit, action, demand, cause of action or proceeding of any kind irrespective of:
(a)	how or when it arises;

(b)	whether it is actual or contingent;

(c)	whether or not it is in respect of legal or other costs, damages, expenses, fees or losses;

(d)	whether or not it is in respect of a breach of trust or of a fiduciary or other duty or obligation; and

(e)	whether or not it arises at law or in any other way;
Commitment means:
(a)	in respect of:
(i)	the AUD Cash Advance Facilities, the AUD Commitment;

(ii)	the Euro Cash Advance Facilities, the Euro Commitment;

(iii)	the GBP Cash Advance Facilities, the GBP Commitment;

(iv)	the USD Cash Advance Facilities, the USD Commitment; and
(b)	in respect of:
(i)	the Trade Finance Facilities (other than the US Trade Facility), the aggregate of the amount described as the Trade Credit Limit for the Trade Finance Facility granted by HSBC (Australia) and the amount described as the Trade Credit Limit for the Trade Finance Facility granted by HSBC (HK) as set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by the Lenders to Sims; and

(ii)	the US Trade Facility, the amount described as the Trade Credit Limit for the Trade Finance Facility granted by HSBC (UK)as set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by the Lenders to Sims, in each case, as varied or cancelled in accordance with this Agreement. For the avoidance of doubt, the AUD Commitment for the AUD Cash Advance Facilities, the Euro Commitment for the Euro Cash Advance Facilities, the GBP Commitment for the GBP Cash Advance Facilities, the USD Commitment for the USD Cash Advance Facilities, the Commitment for the Trade Finance Facilities (other than the US Trade Facility) and the Commitment for the US Trade Facility respectively is an aggregate amount for the relevant Facilities and not an amount for each individual Facility;
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Commitment Currency means, in relation to a Facility, the currency in which the Commitment for that Facility is denominated;

Commitment Fee means the percentage per annum set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by the Lenders to Sims;

Common Terms Deed means the common terms deed dated on or about 23 June 2011 between, amongst others, the Borrowers and the Lenders;

Current Bank Guarantee has the meaning given to it in Schedule 4;

Current Documentary Credit has the meaning given to it in Schedule 2 or Schedule 3 (as the context may require);

Documentary Credit has the meaning given to it in Schedule 2 or Schedule 3 (as the context may require);

entity means a legal, administrative or fiduciary arrangement, organisational structure or other party (including a person) having the capacity to deploy resources in order to achieve objectives;

Equivalent Amount means, in relation to any amount in an Approved Foreign Currency on any day, the equivalent amount in the Commitment Currency of that amount converted by the relevant Lender at the Spot Rate of exchange for the Approved Foreign Currency on that day;

Euro means the single lawful currency of a Participating Member State;

Euro CAF Lenders means the banks and financial institutions specified in Annexure C as the “Euro CAF Lenders”, and Euro CAF Lender means any one of them;

Euro Commitment means the amount described as the “Euro Commitment” set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by the Lenders to Sims;

Euro Cash Advance Facilities means the cash advance facilities granted to the Borrowers under clause 2.1(b);

Event of Default means an event specified in clause 13.1;

Expiry Date for a Bank Guarantee, a Standby Letter of Credit or a Documentary Credit, has the meaning given to it in Schedule 2, Schedule 3 or Schedule 4, as the case may be;

Export Letter of Credit has the meaning given to it in Schedule 2;

[*]

Face Value Amount for a Bank Guarantee, a Standby Letter of Credit or a Documentary Credit, has the meaning given to it in Schedule 2, Schedule 3 or Schedule 4, as the case may be;

Facilities means each Cash Advance Facility, each Trade Finance Facility and the Hedging Facility and each facility which is part of any of those facilities, and Facility means any one of them;

Final Repayment Date means the earliest of:
(a)	the Termination Date;
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(b)	the date of any notice by a Lender requiring repayment under clause 5.2 of the Common Terms Deed;

(c)	the date of any request by a Lender for repayment under clause 13.2;

(d)	the date of any request by a Lender for repayment under clause 6; or

(e)	such later date as may be agreed by the Lenders;
Funding Date means, in respect of an advance under a Facility, the date on which that advance is or is to be made;

Funding Notice means a notice given under clause 4 which satisfies the requirements of that clause 4;

Funding Period in relation to a Facility, has the meaning given to it in the Schedule for that Facility;

GBP means the lawful currency for the time being of the United Kingdom;

GBP Commitment means the amount described as the “GBP Commitment” set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by the Lenders to Sims;

GBP CAF Lenders means the banks and financial institutions specified in Annexure C as the “GBP CAF Lenders”, and GBP CAF Lender means any one of them;

GBP Cash Advance Facilities means the cash advance facilities granted to the Borrowers under clause 2.1(c);

German Borrowers means:
(a)	Sims M+R GmbH;

(b)	Sims Group German Holdings GmbH; and

(c)	any Additional Borrower designated as such in an Accession Deed, and German Borrower means any one of them;

Hedging Facilities means the respective hedging facilities made available by each Lender under clause 2.3;

HK Trade Borrowers means:
(a)	Sims Metal Management Asia Limited (previously known as Sims Asia Holdings Limited); and

(b)	any Additional Borrower designated as such in an Accession Deed, and HK Trade Borrower means any one of them;

HK Trade Facility means the trade facility granted to the HK Trade Borrower under clause 2.2(b) as part of the relevant Trade Finance Facility;

HKD means the lawful currency for the time being of Hong Kong Special Administrative Region;

HSBC (Australia) means HSBC Bank Australia Limited (ABN 48 006 434 162);
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HSBC (HK) means The Hongkong and Shanghai Banking Corporation Limited (ABN 65 117 925 970);

HSBC (UK) means HSBC Bank plc;

HSBC (US) means HSBC Bank USA, National Association;

Interest Payment Date in respect of a Facility has the meaning given to it in the Schedule for that Facility;

Issuance Date means, with respect to a Documentary Credit, Bank Guarantee, or Standby Letter of Credit, the date on which that Documentary Credit, Bank Guarantee or Standby Letter of Credit is or is to be issued;

Lenders means the banks and financial institutions specified in Annexure B, and Lender means any one of them;

Lending Office means, in relation to a Lender and a Borrower to which the Lender provides a Facility under this Agreement, the office of the Lender in the Borrower’s Relevant Jurisdiction set out in Annexure B;

Margin means, for a Facility made available by a Lender under this Agreement, the Lender’s Margin for that Facility as defined in the relevant Schedule;

Opening Date for a Bank Guarantee or a Standby Letter of Credit or a Documentary Credit, has the meaning given to it in Schedule 2, Schedule 3 or Schedule 4, as the case may be;

Overdue Rate means the aggregate of [*] and:
(a)	in the case of an amount in respect of which there is a Base Rate and a Margin, the sum of the Base Rate and the Margin for that amount; and

(b)	in all other cases, the Base Lending Rate;
Participating Member State means any member state of the European Communities that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union;

Principal Outstanding means, at any time:
(a)	in respect of a Cash Advance Facility, the aggregate of all outstanding Advances denominated in the Commitment Currency for that Cash Advance Facility and the Equivalent Amount of all outstanding Advances under that Cash Advance Facility in another Approved Currency at that time; and

(b)	in respect of the Trade Finance Facilities only, the aggregate of:
(i)	the total Face Value Amount of all Current Documentary Credits, Current Bank Guarantees and Current Standby Letters of Credit denominated in AUD and the Equivalent Amount of the total Face Value all Current Documentary Credits, Current Bank Guarantees and Current Standby Letters of Credit denominated in another Approved Currency at that time; and

(ii)	all outstanding Trade Advances denominated in AUD and the Equivalent Amount of all outstanding Trade Advances in another Approved Currency at that time;
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Related Company means, in relation to a company, any other company of which the first mentioned company is the Holding Company, a Subsidiary or a Subsidiary of the Holding Company of such other company;

Related Party means, in relation to an entity, a party which is directly, or indirectly through one or more intermediaries, controlled by such entity, where “control” has the meaning given to it in Accounting Standard AASB 124: Related Party Disclosures;

Relevant Borrowers means, in respect of a Lender, the Borrowers to which the Lender provides a Facility under this Agreement;

Relevant Jurisdictions means Australia, the United States of America, the United Kingdom, Germany and any other jurisdiction in which a Transaction Party is incorporated, and Relevant Jurisdiction means any one of them;

Repayment Date in respect of a Facility, has the meaning given to it in the Schedule for that Facility;

Spot Rate means the best rate reasonably obtainable by the relevant Lender in accordance with its usual practice and in the interbank market selected by it for the purchase of one currency with another at or about 11:00 am on the day such exchange rate is to apply and in the case of a Funding Period the rate so obtainable on the first day of that Funding Period;

Standby Letter of Credit has the meaning given to it in Schedule 4;

Termination Date means the date described as the “Termination Date” as set out in a fee letter substantially in the form set out in Annexure G delivered from time to time by the Lenders to Sims or such later date as may be agreed by the Lenders (in their sole and absolute discretion) under clause 9;

Trade Advance for a Trade Facility, has the same meaning given to it in Schedule 2;

Trade Borrowers means the Australian Trade Borrowers, the HK Trade Borrowers and the US Trade Borrowers and Trade Borrower means any one of them;

Trade Credit Limit means, for a Trade Finance Facility, the amount described as such as set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by the Lenders to Sims in each case, as varied or cancelled in accordance with this Agreement or as varied from time to time with the prior written consent of HSBC (Australia), HSBC (HK) and HSBC (UK);

Trade Facilities means the trade facilities granted to the Australian Trade Borrowers, the HK Trade Borrower and the US Trade Borrower under clause 2.2(a), clause 2.2(b) and clause 2.2(c) (respectively) as part of the relevant Trade Finance Facility, and Trade Facility means any one of them;

Trade Finance Facilities means:
(a)	in respect of HSBC (Australia), the Trade Facilities and the Bank Guarantee and Standby Letter of Credit Facility granted by HSBC (Australia) under clause 2.2(a);

(b)	in respect of HSBC (HK), the Trade Facility granted by HSBC (HK) under clause 2.2(b); and

(c)	in respect of HSBC (UK), the Trade Facility granted by HSBC (UK) under clause 2.2(c), and Trade Finance Facility means any one of them;
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Trade Lenders means HSBC (Australia), HSBC (HK) and HSBC (UK) and Trade Lender means any of them;

Transaction Documents means:
(a)	this Agreement;

(b)	the Common Terms Deed;

(c)	each Hedging Agreement made with a Lender;

(d)	each “Transaction Document” of a Lender, as defined in the Common Terms Deed;

(e)	each document which a Lender and a Borrower agree in writing is a Transaction Document for the purposes of this Agreement; and

(f)	each document entered into or provided under any of the documents described in paragraphs (a), (b), (c), (d) or (e) or for the purpose of amending or novating any of those documents, including any Bank Guarantee, Documentary Credit or Export Letter of Credit,
and Transaction Document means any of them and, when used in relation to a Transaction Party, means any of those documents to which that Transaction Party is a party;

UCP has the meaning given to it in Schedule 2 or Schedule 3 (as the context may require);

UK Borrowers means:
(a)	Sims Group UK Holdings Limited;

(b)	Sims Group UK Limited;

(c)	Mirec B.V.;

(d)	Sims Metal Management Asia Limited; and

(e)	any Additional Borrower designated as such in an Accession Deed, and UK Borrower means any one of them;

Undrawn Commitment means, at any time the Commitment less the Principal Outstanding;

USD means the lawful currency for the time being of the United States of America;

USD CAF Lenders means the banks and financial institutions specified in Annexure C as the “USD CAF Lenders”, and USD CAF Lender means any one of them;

USD Cash Advance Facilities means the cash advance facilities granted to the Borrowers under clause 2.1(d);

USD Commitment means the aggregate of the amounts described as the USD Commitment, as set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by the Lenders to Sims;

USD Equivalent means, in relation to any amount in an Approved Currency on any day, the equivalent amount in USD of that amount converted by the relevant Lender at the Spot Rate of exchange for the Approved Currency on that day;

US Borrowers means:
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(a)	Sims Group USA Corporation;

(b)	Metal Dynamics Detroit LLC;

(c)	Metal Management Alabama, Inc.;

(d)	Metal Management Arizona, L.L.C.;

(e)	SMM New England Corporation (formerly known as Metal Management Connecticut, Inc.);

(f)	Metal Management Memphis, L.L.C.;

(g)	Metal Management Midwest, Inc.;

(h)	Metal Management Mississippi, Inc.;

(i)	Metal Management Northeast, Inc.;

(j)	Metal Management Ohio, Inc.;

(k)	Metal Management West, Inc.;

(l)	Metal Management, Inc.;

(m)	Proler Southwest LP;

(n)	Sims Recycling Solutions Holdings Inc. (formerly Sims Recycling Solutions, Inc.);

(o)	Sims Recycling Solutions, Inc. (formerly United Refining & Smelting Co); and

(p)	any Additional Borrower designated as such in an Accession Deed, and US Borrower means any one of them;

US Trade Borrowers means:
(a)	Sims Group Global Trade Corporation; and

(b)	any Additional Borrower designated as such in an Accession Deed, and US Trade Borrower means any one of them; and

US Trade Facility means the trade facilities granted to the US Trade Borrower under clause 2.2(c) as part of the relevant Trade Finance Facility.

1.2	Interpretation
(a)	In this Agreement, unless the context requires another meaning, a reference:
(i)	to the singular includes the plural and vice versa;

(ii)	to a gender includes all genders;

(iii)	to a document (including this Agreement) is a reference to that document (including any Schedules and Annexures) as amended, consolidated, supplemented, novated or replaced;

(iv)	to an agreement includes any undertaking, representation, deed, agreement or legally enforceable arrangement or understanding whether written or not;
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(v)	to a party means a party to this Agreement;
(vi)	to an item, Recital, clause, section, Schedule or Annexure is to an item, Recital, clause, section, Schedule or Annexure of or to this Agreement;
(vii)	to a notice means a notice, approval, demand, request, nomination or other communication given by one party to another under or in connection with a Transaction Document;
(viii)	to a person (including a party) includes:
(A)	an individual, company, other body corporate, association, partnership, firm, joint venture, trust or Government Agency;
(B)	the person’s successors, permitted assigns, substitutes, executors and administrators; and
(C)	a reference to the representative member of the GST group to which the person belongs to the extent that the representative member has assumed rights, entitlements, benefits, obligations and liabilities which would remain with the person if the person were not a member of a GST group;
(ix)	to a statute is to a statute of Australia, unless otherwise specified;
(x)	to a law:
(A)	includes a reference to any legislation, treaty, judgment, rule of common law or equity or rule of any applicable stock exchange in any Relevant Jurisdiction; and
(B)	is a reference to that law as amended, consolidated, supplemented or replaced;
(C)	includes a reference to any regulation, rule, statutory instrument, by-law or other subordinate legislation in any Relevant Jurisdiction; and
(D)	of Australia in a Transaction Document, extends, in relation to a party to the Transaction Document incorporated in another jurisdiction, to any equivalent law of the jurisdiction where that party is incorporated;
(xi)	to proceedings includes litigation, arbitration and investigation;
(xii)	to a judgment includes an order, injunction, decree, determination or award of any court or tribunal;
(xiii)	to time in relation to an obligation required to be performed, or any other action required to be taken, in a Relevant Jurisdiction is to the time in that Relevant Jurisdiction;
(xiv)	to the words “including” or “includes” means “including but not limited to” or “includes without limitation”; and
(xv)	to drawing, endorsement, acceptance or other dealing in respect of a Bill is a reference to drawing, endorsement, acceptance or other dealing within the meaning of the Bills of Exchange Act 1909 (Cth) or any equivalent legislation in a Relevant Jurisdiction.
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(b)	Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.
(c)	Headings are for convenience only and do not affect interpretation of this Agreement.
(d)	This Agreement may not be interpreted adversely to a party only because that party was responsible for preparing it.
1.3	Incorporated definitions
A term defined in the Common Terms Deed has the same meaning when used in this Agreement, unless defined to have a different meaning in this Agreement.
1.4	Incorporated provisions
Clauses 1.7, 9, 15.2 and 16 of the Common Terms Deed apply to this Agreement as if set out in full in this Agreement and as if references in those clauses to “this deed” were to “this Agreement”.
1.5	Joint and several liability
(a)	Each agreement, warranty, representation or obligation made, given or incurred by a Borrower binds all Borrowers in this Agreement jointly and each of them severally.
(b)	Each Lender may enforce its rights under this Agreement and proceed against any one or more Borrowers in the manner, order and at the times the Lender determines in its absolute discretion. A Lender is not required to enforce its rights or proceed against all Borrowers.
(c)	A notice given by a Lender to Sims or to any one Borrower with a copy to Sims is to be considered to have been given to all Borrowers.
2.	THE FACILITIES

2.1	Cash Advance Facilities
(a)	Each of the AUD CAF Lenders grants to each of the CAF Borrowers a cash advance facility under which each CAF Borrower may obtain Advances in an Approved Currency, on the terms and conditions set out in this Agreement, including those in Schedule 1.
(b)	Each of the Euro CAF Lenders grants to each of the CAF Borrowers a cash advance facility under which each CAF Borrower may obtain Advances in an Approved Currency, on the terms and conditions set out in this Agreement, including those in Schedule 1.
(c)	Each of the GBP CAF Lenders grants to each of the CAF Borrowers a cash advance facility under which each CAF Borrower may obtain Advances in an Approved Currency, on the terms and conditions set out in this Agreement, including those in Schedule 1.
(d)	Each of the USD CAF Lenders grants to each of the CAF Borrowers a cash advance facility under which each CAF Borrower may obtain Advances in an Approved Currency, on the terms and conditions set out in this Agreement, including those in Schedule 1.
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(e)	A CAF Lender is not obliged to provide financial accommodation to a CAF Borrower if, as a result of providing that financial accommodation:
(i)	the Principal Outstanding under the AUD Cash Advance Facilities provided by all AUD CAF Lenders would exceed the AUD Commitment;
(ii)	the Principal Outstanding under the Euro Cash Advance Facilities provided by all Euro CAF Lenders would exceed the Euro Commitment;
(iii)	the Principal Outstanding under the GBP Cash Advance Facilities provided by all GBP CAF Lenders would exceed the GBP Commitment; or
(iv)	the Principal Outstanding under the USD Cash Advance Facilities provided by all USD CAF Lenders would exceed the USD Commitment.
2.2	Trade Finance Facility
(a)	HSBC (Australia) grants to the Australian Trade Borrowers a Trade Finance Facility under which:
(i)	an Australian Trade Borrower may utilise any one or more of the Trade Facilities on the terms and conditions set out in this Agreement, including those in Schedule 2; and
(ii)	an Australian Trade Borrower may obtain Bank Guarantees and Standby Letters of Credit issued by HSBC (Australia) on the terms and conditions set out in this Agreement, including those in Schedule 4.
(b)	HSBC (HK) grants to the HK Trade Borrowers a Trade Finance Facility under which a HK Trade Borrower may utilise any one or more of the Trade Facilities on the terms and conditions set out in this Agreement, including those in Schedule 2.
(c)	HSBC (UK) grants to the US Trade Borrowers a Trade Finance Facility under which a US Trade Borrower may utilise any one or more of the Trade Facilities on the terms and conditions set out in this Agreement, including those in Schedule 3.
(d)	A Trade Lender is not obliged to provide financial accommodation to a Trade Borrower if, as a result of providing that financial accommodation:
(i)	the Principal Outstanding under the Trade Finance Facility provided by that Trade Lender would exceed the Trade Credit Limit corresponding to that Trade Lender; or
(ii)	the Principal Outstanding under the Trade Finance Facility provided by each Trade Lender would exceed the Commitment corresponding to the Trade Finance Facilities.
2.3	Hedging Facility
(a)	HSBC (Australia) agrees to provide a hedging facility to the Australian Borrowers on the terms of Schedule 5.
(b)	HSBC (HK) agrees to provide a hedging facility to the HK Trade Borrowers on the terms of Schedule 5.
(c)	HSBC (UK) agrees to provide a hedging facility to the UK Borrowers on the terms of Schedule 5.
(d)	HSBC (US) agrees to provide a hedging facility to the US Borrowers on the terms of Schedule 5.
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2.4	Purpose
(a)	A Borrower must only utilise a Facility for an Approved Purpose of that Facility.
(b)	Each Lender is not bound to enquire as to the application by a Borrower of any utilisation of a Facility and has no responsibility for that application.
2.5	Cancellation of Undrawn Commitment
For a Facility granted by a Lender under clause 2.1 or clause 2.2:
(a)	the Undrawn Commitment is cancelled at 5:00 pm on the last day of the Availability Period;
(b)	Sims may cancel all or part of the Undrawn Commitment at any time during the Availability Period if:
(i)	HSBC (Australia) receives prior written notice specifying the proposed date and amount of the cancellation and the Facility to which the cancellation will apply; and
(ii)	in the case of a partial cancellation of the Undrawn Commitment:
(A)	for the AUD Cash Advance Facility or the Trade Finance Facility denominated in AUD, it is at least $250,000 and a whole multiple of $100,000 unless HSBC (Australia) agrees otherwise; and
(B)	for any other Facility, it must comply with the minimum denominations set out in section 3 of Schedule 1;
(c)	a written notice of cancellation given under clause 2.5(b) must be signed by an Authorised Officer of Sims giving the notice and is irrevocable once given;
(d)	the Undrawn Commitment is cancelled, and the Commitment in respect of the applicable Facility is reduced, with effect from the proposed date of cancellation specified in a notice of cancellation under clause 2.5(b) by an amount equal to the amount specified in the notice of cancellation;
(e)	the Borrowers must pay to the Lender all fees, expenses and other amounts accrued (whether or not yet payable) under the Transaction Documents up to the date of cancellation specified in a notice of cancellation under clause 2.5(b) on or before the date of cancellation; and
(f)	any cancellation of all or part of the Undrawn Commitment proposed in a notice of cancellation under clause 2.5(b) and which is to take effect after the Lender has received a request for financial accommodation will be reduced to the extent necessary to ensure that, after providing the requested financial accommodation, the Principal Outstanding will not exceed the Commitment.
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Amended and Restated Multi Option Facility Agreement

3.	CONDITIONS PRECEDENT
3.1	Conditions precedent to initial funding
No Lender is obliged to make the first funding available under this Agreement unless HSBC (Australia) confirms in writing that each of the following conditions precedent is satisfied or waived by all Lenders:
(a)	HSBC (Australia) has received the following documents in form and substance satisfactory to it:
(i)	a verification certificate substantially in the form of Schedule 2 to the Common Terms Deed providing the details and attachments specified in that Schedule for each Transaction Party, which is dated not more than 5 days before the date of HSBC (Australia)’s confirmation;
(ii)	each original power of attorney under which a Transaction Document has been or will be executed by a Transaction Party;
(iii)	duly executed counterparts of each Transaction Document;
(iv)	certified copies of all documents evidencing that:
(A)	all Authorisations necessary or desirable for the entry into, or the performance of, the Transaction Documents by each Transaction Party have been obtained;
(B)	all necessary filings, registrations or other formalities have been completed;
(C)	all Taxes (other than Excluded Taxes) and other fees have been paid, or sufficient funds have been provided to the Lender for the payment of all Taxes (other than Excluded Taxes) and other fees, to ensure that the Transaction Documents are valid, binding and enforceable;
(v)	any other documents, assurances, opinions and information that HSBC (Australia) requires.
3.2	Benefit of conditions precedent
The conditions precedent in clause 3.1 are for the benefit of each Lender only and may only be waived by all Lenders. If satisfaction of any condition precedent or condition subsequent is waived on condition that a Borrower satisfy that or any other requirement at or before a particular time, that Borrower must comply with that condition.
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4.	FUNDING

4.1	Funding Notice
(a)	A Lender is not obliged to make a Facility available for utilisation by a Relevant Borrower unless:
(i)	a Funding Notice which satisfies the requirements of clause 4.1(b) has been delivered to the Lending Office of HSBC (Australia) and the Lending Office of the Lender no later than 11:00 am:
(A)	in respect of the Trade Finance Facilities, on the proposed Issuance Date or Funding Date, as the case may be; and
(B)	in respect of amounts to be made available by HSBC (Australia), HSBC (UK), HSBC (US) or HSBC (HK), 2 Business Days before the proposed Funding Date, or at a later time agreed in writing by the relevant Lender;
(ii)	all conditions precedent to utilisation of that Facility, including those set out in clause 3.1, have been satisfied; and
(iii)	as at the date of the Funding Notice and the proposed Funding Date or Issuance Date, as applicable:
(A)	all representations and warranties made by that Relevant Borrower and each other Transaction Party in, or in connection with, a Transaction Document are true and not misleading, by omission or in any other way; and
(B)	no Default has occurred which has not been remedied or waived by all Lenders or would result from the proposed utilisation of that Facility.
(b)	Each Funding Notice must:
(i)	be in legible writing and:
(A)	in the case of a Cash Advance Facility and the Bank Guarantee and Standby Letter of Credit Facility, substantially in the form of Annexure D and must specify the matters set out in that Annexure; and
(B)	in the case of any Trade Facilities to be provided by a Trade Lender, be in such form and include such application forms, authorities and documents which that Trade Lender requires;
(ii)	be signed by an Authorised Officer of the Relevant Borrower; and
(iii)	specify the Funding Date or Issuance Date, as applicable, which must be a Business Day during the Availability Period for that Facility.
(c)	Each Funding Notice:
(i)	constitutes a representation and warranty by the Borrower under this Agreement that no Default has occurred which has not been remedied or waived by all Lenders or will occur as a result of the proposed utilisation of the Facility; and
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(ii)	once given is irrevocable.
4.2	Limitations on Funding Notices
A Relevant Borrower must not give a Funding Notice to a Lender and the Lender is not obliged to provide any financial accommodation requested by that Relevant Borrower under a Facility granted by the Lender to the Relevant Borrowers if, as a result of the Lender providing the financial accommodation requested in the Funding Notice:
(a)	in respect of the AUD Cash Advance Facilities, the Principal Outstanding under the AUD Cash Advance Facilities would exceed the AUD Commitment;
(b)	in respect of the Euro Cash Advance Facilities, the Principal Outstanding under the Euro Cash Advance Facilities would exceed the Euro Commitment;
(c)	in respect of the GBP Cash Advance Facilities, the Principal Outstanding under the GBP Cash Advance Facilities would exceed the GBP Commitment;
(d)	in respect of the USD Cash Advance Facilities, the Principal Outstanding under the USD Cash Advance Facilities would exceed the USD Commitment; or
(e)	in respect of a Trade Finance Facility, the Principal Outstanding under the Trade Finance Facility would exceed the Trade Credit Limit corresponding to the relevant provider of that Trade Finance Facility.
5.	REPAYMENT

5.1	Repayment
(a)	Each Borrower must pay in full the Outstanding Moneys by it to the Lenders on the Final Repayment Date.
(b)	On the Final Repayment Date, each Trade Borrower must pay to:
(i)	HSBC (Australia) (in respect of a Trade Finance Facility provided by HSBC (Australia)) an amount equal to the aggregate of the total Face Value Amount of all Current Bank Guarantees, Current Standby Letters of Credit and Current Documentary Credits denominated in AUD and the Equivalent Amount of the total Face Value Amount of all Current Bank Guarantees, Current Standby Letters of Credit and Current Documentary Credits denominated in another Approved Currency, which in each case have been drawn by that Trade Borrower and which correspond to HSBC (Australia) as the relevant provider of that Trade Finance Facility. Such amount will be dealt with by HSBC (Australia) in accordance with clause 13.3;
(ii)	HSBC (HK) (in respect of a Trade Finance Facility provided by HSBC (HK)) an amount equal to the aggregate of the total Face Value Amount of all Current Documentary Credits denominated in AUD and the Equivalent Amount of the total Face Value Amount of all Current Documentary Credits denominated in another Approved Currency, which have been drawn by that Trade Borrower and which correspond to HSBC (HK) as the relevant provider of that Trade Finance Facility. Such amount will be dealt with by HSBC (HK) in accordance with clause 13.3; and
(iii)	HSBC (UK) (in respect of a Trade Finance Facility provided by HSBC (UK)) an amount equal to the aggregate of the total Face Value Amount of all Current Documentary Credits denominated in USD and the USD
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Equivalent of the total Face Value Amount of all Current Documentary Credits denominated in another Approved Currency, which have been drawn by that Trade Borrower and which correspond to HSBC (UK) as the relevant provider of that Trade Finance Facility. Such amount will be dealt with by HSBC (UK) in accordance with clause 13.3.
6.	COMMITMENT EXCEEDED

6.1	Excess of limit
If a Lender determines in good faith that the Principal Outstanding under a Cash Advance Facility or a Trade Finance Facility exceeds the limit of that Facility, Sims and the Relevant Borrowers must take remedial measures to the Lender’s satisfaction with respect to the excess as soon as possible, and in any event no later than 10 Business Days after being demanded to do so by the Lender.
6.2	Cash cover
(a)	If at any time the Principal Outstanding under a Cash Advance Facility exceeds 105% of the Commitment for that Cash Advance Facility, Sims shall deposit into the account held by Sims with HSBC (Australia) (the “Margin Account”) the amount of the currency certified by HSBC (Australia) as being required to ensure that the Principal Outstanding under that Cash Advance Facility at that time less the amount standing to the credit of the Margin Account will not exceed the Commitment for that Cash Advance Facility.
(b)	If, in respect of a Trade Finance Facility, and at any time, the Principal Outstanding under that Trade Finance Facility exceeds 105% of the Trade Credit Limit corresponding to the provider of that Trade Finance Facility, Sims shall deposit into the Margin Account the amount of the currency certified by HSBC (Australia) as being required to ensure that the Principal Outstanding under that Trade Finance Facility at that time less the amount standing to the credit of the Margin Account will not exceed the Trade Credit Limit corresponding to the provider of that Trade Finance Facility.
(c)	Sims may demand or require repayments or withdrawals of any amounts standing to the credit of the Margin Account and HSBC (Australia) will comply with any such demand or requirement from Sims only to the extent or amount that:
(i)	in respect of a Cash Advance Facility, the Commitment under that Cash Advance Facility exceeds the Principal Outstanding under that Cash Advance Facility at that time plus the amount (including interest) standing to the credit of the Margin Account; and
(ii)	in respect of a Trade Finance Facility, the Trade Credit Limit corresponding to the provider of that Trade Finance Facility exceeds the Principal Outstanding under that Trade Finance Facility at that time plus the amount (including interest) standing to the credit of the Margin Account, at the relevant time.
(d)	Other than as permitted by clause 6.2(c), Sims may not demand or require repayments or withdrawals of any amounts standing to the credit in the Margin Account and HSBC (Australia) will not be required to comply with such demand or requirement unless and until all moneys, liabilities and obligations due or owing to HSBC (Australia) under the Facilities have been paid and satisfied in full.
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(e)	HSBC (Australia) shall pay interest on the amounts standing to the credit of the Margin Account. Interest shall be calculated daily and be payable monthly in arrears. The applicable interest rate shall be the rate quoted in good faith by HSBC (Australia) as the rate at which it would accept 24 hour call deposits of a similar amount and in the same currency or currencies as the credit balance in the Margin Account.
7.	UNLAWFULNESS

7.1	Unlawfulness
Without limitation to and in addition to clause 10.2 of the Common Terms Deed, following delivery of a notice under clause 10.2(a) of the Common Terms Deed, if a Trade Lender is not able to provide a Documentary Credit, Bank Guarantee or Standby Letter of Credit requested by a Trade Borrower, that Trade Lender and the Trade Borrower shall negotiate in good faith with a view to agreeing an alternative basis on which the requested accommodation may be provided by that Trade Lender to the Trade Borrower.
8.	MARKET DISTURBANCE AND REVIEW OF FACILITIES

8.1	Disturbance Notice
A Lender may give a notice in respect of a Cash Advance Facility it provides (a Disturbance Notice) to Sims at any time (Disturbance Notice Date) if the Lender forms the view that market conditions in the relevant financial market for the currency concerned are seriously disturbed, including without limitation as a result of the conditions described in this clause 8 (Market Disturbance).
8.2	Market Disturbance Premium
If a Lender gives a Disturbance Notice as a result of circumstances where, in the Lender’s opinion:
(a)	adequate and fair means are not available for fixing the Base Rate in respect of AUD or any Approved Foreign Currency, or
(b)	the cost to the Lender of obtaining deposits in the relevant financial market or other funds to fund an Advance exceeds the Base Rate, the Lender will, in the Disturbance Notice, notify Sims of the rate at which the Lender (acting commercially and in good faith) will charge a premium to be added to the Base Rate in respect of Funding Periods for each Advance which commences on or after the Disturbance Notice Date, which rate will be the rate that reflects the Lender’s cost of funding the advances from whatever sources it may reasonably select. The rate must be expressed as a percentage rate per annum and be rounded up to the nearest fourth decimal place (Market Disturbance Premium).
At the beginning of each calendar quarter that commences after the Disturbance Notice Date, the Lender may amend the Market Disturbance Premium that applies to new Advances advanced on or after the beginning of that calendar quarter or, in the case of existing Advances, to new Funding Periods commencing on or after the beginning of that calendar quarter.
Portions of the Market Disturbance Premium may differ for each Funding Period for an Advance and also according to which currency that Advance may be made. Despite this, the relevant Lender need not inform any Transaction Party which portions of the Market
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Disturbance Premium relate to particular Advances, particular Funding Periods for an Advance, particular currencies for an Advance or any other factor when notifying Sims of that Market Disturbance Premium for the Cash Advance Facility. The Lender is not required to give Sims calculations showing how the Market Disruption Premium has been ascertained, nor is the Lender required to provide details of its business or tax affairs.
Sims agrees to pay the Market Disturbance Premium on all Advances and in respect of each Funding Period for those Advances on the relevant Interest Payment Dates during a Funding Period for that Advance provided that the Market Disturbance Premium that is to apply is advised to Sims prior to the drawdown for that Advance or the commencement of a new Funding Period.
The relevant Lender will promptly notify Sims once it determines the circumstances requiring a Market Disturbance Premium have ceased to exist. From the time of such notice, no Market Disturbance Premium for new Advances or new Funding Periods will be payable unless a further Disturbance Notice is delivered to Sims.
8.3	Alternative Arrangements
If a Lender gives a Disturbance Notice as a result of circumstances where, in the Lender’s opinion:
(a)	because of national or international financial, political or economic circumstances or exchange rates or exchange controls it is impractical for it to fund or continue to fund an Advance for the Funding Period; or
(b)	deposits in the currency concerned are not available in the ordinary course of business to the Lender in the relevant financial market, and the Disturbance Notice relates to an Advance which has not been made, then the Lender’s obligations to make the Advance shall be suspended while it and Sims negotiate alternative arrangements. If they reach agreement within 30 days, those alternative arrangements will apply. If they do not reach agreement within that period, the Lender will be released from its obligations to make the Advance.
8.4	Alternative Basis
If the Disturbance Notice given under clause 8.3 relates to an Advance which has been made, the Lender will maintain the Advance, and will within 30 days after giving the Disturbance Notice notify Sims of an alternative basis (Alternative Basis) for maintaining the Advance.
Sims will comply with the Alternative Basis. The Lender and Sims will consult monthly while the Alternative Basis is in force, and if the circumstances which justified the establishment of the Alternative Basis cease to apply, the Lender will revoke the Alternative Basis as promptly as practicable.
An Alternative Basis may include, in the Lender’s absolute discretion:
(a)	alternative currencies;
(b)	alternative Funding Periods; or
(c)	alternative methods of fixing the interest rate.
8.5	Terms of fee letters
(a)	Subject to clause 8.5(b) and (d), notwithstanding any other provision of a Transaction Document, the Commitment, Margin, pricing, fees, costs and other matters set out in the fee letter or fee letters agreed between the Lenders and
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Sims on or about the date of the Common Terms Deed shall apply at all times until the Termination Date unless Sims otherwise requests and the Lenders (in their sole and absolute discretion) agree to change that Commitment, Margin, pricing, fees, costs and other matters.
(b)	Subject to clause 8.5(c), if, on the third anniversary of the date of the Common Terms Deed, the Termination Date has not been extended pursuant to clause 9 and market conditions and/or market pricing have materially changed when compared to the market conditions and/or market pricing that applied on the date of the Common Terms Deed, the Lenders (in their sole and absolute discretion) and Sims may enter into discussions to renegotiate the Commitment, Margin, pricing, fees, costs and other matters set out in the fee letter or fee letters agreed between the Lenders and Sims on or about the date of the Common Terms Deed and agree to amend those terms and extend the term of the Facilities.
(c)	The Lenders are under no obligation whatsoever to enter into the discussions described in clause 8.5(b) with Sims.
(d)	At any time, Sims may request to amend the Commitment, Margin, pricing, fees, costs or other matters set out in the most recent fee letter or fee letters agreed between the Lenders and Sims, which the Lenders (in their sole and absolute discretion) may agree. If the Lenders agree to amend the most recent fee letter or fee letters agreed between the Lenders and Sims, the Lenders may deliver to Sims a replacement fee letter or fee letters (as applicable) in substantially the form set out in Annexure G (New Fee Letter) amending the terms in the most recent fee letter or fee letters agreed between the Lenders and Sims as requested by Sims. Each New Fee Letter shall set out the proposed changes to the Commitment, Margin, pricing, fees, costs or other matters that will apply to the Facilities. The New Fee Letter will be effective on the date that Sims signs and returns the New Fee Letter to the Lenders.
9.	EXTENSION OF TERMINATION DATE
(a)	Sims may, by notice in writing to the Lenders at least 20 Business Days prior to the anniversary of the date of the Common Terms Deed (Anniversary Date), request an extension of the Termination Date by a further 12 months.
(b)	Following receipt of a request from Sims under clause 9(a), the Lenders shall, prior to the Anniversary Date, notify Sims if they agree (in their sole and absolute discretion) to an extension of the Termination Date by a further 12 months.
(c)	If the Lenders agree to an extension of the Termination Date under clause 9(b):
(i)	the Termination Date in any fee letter will be deemed on and from the Anniversary Date to be extended by 12 months; and
(ii)	[*].
(d)	There may be no more than two extensions made pursuant to this clause 9, unless the Lenders otherwise agree (in their sole and absolute discretion).
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10.	COMMITMENT FEE
10.1	Commitment Fee
The Borrowers must pay HSBC (Australia) (for the account of the Lenders) a non refundable Commitment Fee on the Undrawn Commitment for each CAF Commitment. The Commitment Fee:
(a)	accrues from day to day;
(b)	is calculated from and including the date of this Agreement to and including the last day of the Availability Period on the actual number of days elapsed and a 365 day year in respect of the AUD Commitment and GBP Commitment and a 360 day year in respect of any other CAF Commitment;
(c)	must be paid to HSBC (Australia) (for the account of the Lenders) quarterly in arrears on or before the date specified by HSBC (Australia) in the relevant invoice for that Commitment Fee issued by HSBC (Australia) after the end of the quarter corresponding to that Commitment Fee (being a quarter ending on 31 March, 30 June, 30 September and 31 December, as the case may be); and
(d)	is payable in the Commitment Currency for each CAF Commitment.
11.	REPRESENTATIONS AND WARRANTIES
11.1	General Representations and warranties by each Borrower
Each Borrower makes the representations and warranties contained in clause 3 of the Common Terms Deed to each Lender in respect of itself and on behalf of each other Transaction Party (except where the representation and warranty is expressed to apply to Sims only in which case Sims gives the relevant representation and warranty), as if those representations and warranties were set out in full in this clause 11.1.
11.2	Continuing representations and warranties
The representations and warranties given under this Agreement, including those in this clause 11, survive the execution of each Transaction Document and are repeated on each date representations and warranties are repeated under clause 3.2(b) of the Common Terms Deed with respect to the facts and circumstances then subsisting.
11.3	Acknowledgment of reliance
Each Borrower acknowledges that each Lender has entered into each Transaction Document in reliance on the representations and warranties given under this Agreement.
11.4	Additional representations and warranties
The representations and warranties given under this Agreement are in addition to any other representations and warranties in any other Transaction Document.
12.	UNDERTAKINGS
12.1	Undertakings
Unless all Lenders otherwise agree in writing, each Borrower undertakes, and undertakes to ensure that each other Transaction Party will (to the extent that the undertaking applies to a Transaction Party), comply with clause 4 of the Common Terms Deed (except where
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the undertaking is expressed to apply to Sims only in which case Sims gives the relevant undertaking) and with the following undertaking:
(a)	(notice to Lenders) it will give notice to the Lenders as soon as it becomes aware of the same of:
(i)	any change in its Authorised Officers, giving specimen signatures of any new Authorised Officer so appointed and any major change in management or other personnel which may have a significant impact on the conduct of the business of any Transaction Party.
13.	EVENTS OF DEFAULT
13.1	Events of Default
An Event of Default occurs if an “Event of Default” as defined in the Common Terms Deed occurs.
13.2	Consequences of default
(a)	Clauses 5.2 to 5.4 (inclusive) of the Common Terms Deed apply to this Agreement as if set out in full in this Agreement and as if references in those clauses to “this deed” were to “this Agreement”.
(b)	In addition to and without limitation to clauses 5.2 to 5.4 (inclusive) of the Common Terms Deed, if an Event of Default occurs, HSBC (Australia) (on behalf of the Lenders) may by notice to Sims (on behalf of all the Transaction Parties) require the Borrower to pay to the relevant Lender an amount equal to the aggregate of the total Face Value Amount of all Current Bank Guarantees, Current Standby Letters of Credit and Current Documentary Credits denominated in AUD and the Equivalent Amount of the total Face Value Amount of all Current Bank Guarantees, Current Standby Letters of Credit and Current Documentary Credits denominated in an Approved Currency.
This declaration may be given alone or with any or all of the declarations under clauses 5.2(a)(1) and (2) of the Common Terms Deed.
(c)	A notice given under clause 13.2(b) is effective on receipt.
(d)	If HSBC (Australia) (on behalf of the Lenders) gives a notice under clause 13.2(b), the Borrower must immediately pay to each relevant Lender the Outstanding Moneys by the Borrower to that Lender in full.
13.3	Cash Cover
(a)	Each Lender must hold by way of cash cover any money paid to it under clause 5.1(b) and clause 13.2(d) in respect of the contingent liability under any Current Bank Guarantee, Current Standby Letter of Credit and Current Documentary Credit.
(b)	After applying the money held by it by way of cash cover under clause 13.3(a) in or towards satisfaction of the contingent liabilities referred to in that clause, a Lender may set-off against any remaining balance any amount due and owing to it under or in connection with this Agreement.
(c)	A Lender may give notice to Sims requiring it to pay additional money by way of cash cover to that Lender so that, in its good faith opinion, the total amount paid is equal to that Lender’s total maximum liability under all Current Bank Guarantees,
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Current Standby Letters of Credit and Current Documentary Credits. Any further payments must be on the same terms as the original payment.
(d)	Each Lender will pay interest to Sims on the balance of any amount paid to it by Sims under clause 13.2(a) or clause 13.3(c) after applying money held by way of cash cover toward satisfaction of contingent liabilities under clause 13.3(a) at the rate payable by that Lender from time to time to its customers on similar amounts until the date determined in accordance with clause 13.3(e).
(e)	The remaining balance (including interest) of the amounts paid by Sims under clause 13.2(d) and clause 13.3(c) will be repaid to Sims on:
(i)	the expiry or cancellation of all Current Bank Guarantees, Current Standby Letters of Credit and Current Documentary Credits; and
(ii)	the payment in full of all money which the Transaction Parties are liable or may become actually or contingently liability to pay to the Lenders under or in connection with this Agreement.
13.4	Technical Event of Default
In addition to and without limitation to clause 5.2(c) of the Common Terms Deed, any notice given by HSBC (Australia) (on behalf of the Lenders) pursuant to clause 13.2(b) shall be of no effect if the circumstances described in clauses 5.2(c)(1) and 5.2(c)(2) of the Common Terms Deed apply.
14.	INTEREST ON OVERDUE AMOUNTS
14.1	Default interest
(a)	In respect of any amount due and payable by a Borrower to a Lender under a Transaction Document but unpaid (including interest payable under this clause 14.1), that Borrower must pay interest on that amount to the Lender on demand.
(b)	Interest under clause 14.1(a):
(i)	accrues on each unpaid amount from and including the due date for payment to the date of actual payment at the Overdue Rate calculated with reference to successive periods of a length selected by the Lender or, if no selection is made, of quarterly intervals, starting on the due date for payment;
(ii)	accrues from day to day;
(iii)	is calculated on the basis of the actual number of days elapsed (including the first day but excluding the last) and, if the unpaid amount is in USD or Euro, a 360 day year or, if the unpaid amount is in any other Approved Currency, a 365 day year; and
(iv)	may be compounded by the relevant Lender at intervals selected by that Lender or, if no selection is made, at quarterly intervals.
14.2	Additional interest
If a liability of a Borrower to a Lender under a Transaction Document becomes merged in a judgment, that Borrower must, as an independent obligation, pay interest on the amount of that liability to the Lender. Interest on the amount of that liability will accrue from the date
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the amount becomes due until the date the amount is paid, both before and after judgment, at the rate which is the higher of:
(a)	the rate payable under the judgment; and
(b)	the rate referred to in clause 14.1(b).
15.	INDEMNITIES
15.1	General indemnity
(a)	Each Borrower unconditionally and irrevocably indemnifies each Lender against any Claim suffered or incurred or payable by the Lender arising directly or indirectly as a result of in the case of HSBC (Australia), any amount paid by HSBC (Australia) to HSBC (UK), HSBC (US) or HSBC (HK) in connection with any amount which is due and unpaid by a UK Borrower, a US Borrower, a German Borrower, a HK Trade Borrower or a US Trade Borrower to HSBC (UK), HSBC (US) and HSBC (HK) respectively.
(b)	Without limiting clause 15.1(a), the indemnity of each Borrower includes an indemnity against loss of profit or other loss, cost, penalty, expense or Tax (other than Excluded Tax) incurred or payable by a Lender in:
(i)	liquidating or redeploying funds acquired from third parties; or
(ii)	terminating, reversing or varying arrangements to fund a Facility or any part of it or any interest rate or currency hedge, related trading position or other derivatives arrangement put in place by the Lender in respect of the Facility or any part of it.
The amount of loss of profit or other loss may be determined by the Lender by reference to a pool of funds and averaging techniques rather than by reference to a specific borrowing or a specific contract made in respect of the Facility or any part of it.
(c)	Without limiting clause 15.1(a), the indemnity of each Borrower includes an indemnity for legal costs and other expenses (and Taxes (other than Excluded Taxes) on those amounts) on a full indemnity basis.
15.2	Survival of indemnities
(a)	The indemnities in this Agreement are continuing obligations of each Borrower, separate and independent from the other obligations of that Borrower and survive the termination of this Agreement or any other Transaction Document.
(b)	It is not necessary for a Lender to incur expense or make payment before enforcing a right of indemnity under this Agreement.
16.	ASSIGNMENT
16.1	Assignment
Clause 13 of the Common Terms Deed applies to this Agreement as if set out in full in this Agreement and as if references in that clause to “this deed” were to “this Agreement”.
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16.2	Confidential information
Clause 17.1 of the Common Terms Deed applies to this Agreement as if set out in full and as if all references to “clause 13” were to “clause 16.1 of this Agreement” and to “this clause 17.1” were to “this clause 16.2”.
17.	PRESERVATION OF RIGHTS
17.1	Waiver and exercise of rights
(a)	A waiver by a Lender of a provision of or of a right under a Transaction Document is binding on the Lender only if it is given in writing and is signed by the Lender or an Authorised Officer of the Lender.
(b)	A waiver of a breach by a Borrower of a Transaction Document is binding on a Lender only if that waiver is consented to by all Lenders;
(c)	A waiver is effective only in the specific instance and for the specific purpose for which it is given.
(d)	A single or partial exercise of a right by a Lender does not prevent another exercise or attempted exercise of that right or the exercise of another right.
(e)	Failure by a Lender to exercise or delay in exercising a right does not prevent its exercise or operate as a waiver.
(f)	A Lender is not liable for any loss, cost or expense of the Borrower caused or contributed to by the waiver, exercise, attempted exercise, failure to exercise or delay in the exercise of a right.
17.2	Rights cumulative
The rights, remedies and powers under the Transaction Documents of a Lender, or a Controller appointed by a Lender, are cumulative and do not exclude any other rights, remedies or powers.
17.3	Further assurances
A Borrower must, at its own expense, whenever requested by a Lender, promptly do or cause to be done, anything which the Lender considers reasonably necessary or desirable to:
(a)	give full effect to a Transaction Document; or
(b)	more fully give effect to the rights, remedies and powers of the Lender under a Transaction Document or to enable the Lender to exercise those rights, remedies and powers; or
(c)	perfect or complete any transfer or assignment referred to in clause 16 and the benefit of any Collateral Security in relation to any transfer or assignment, including signing and delivering documents.
17.4	Time of the essence
Time is of the essence of the performance by an Borrower of each of its obligations under each Transaction Document.
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18.	GENERAL PROVISIONS
18.1	Invalid or unenforceable provisions
If a provision of a Transaction Document is invalid or unenforceable in a jurisdiction:
(a)	it is to be read down or severed in that jurisdiction to the extent of the invalidity or unenforceability; and
(b)	that fact does not affect the validity or enforceability of that provision in another jurisdiction or the remaining provisions.
18.2	Certifications
Any document or thing required to be certified by a Borrower must be certified by an Authorised Officer of a Borrower, as the case requires, or in any other manner that the Lenders approve.
18.3	Amendment
This Agreement may be amended only by a document signed by all parties.
18.4	Counterparts
This Agreement may be signed in counterparts and all counterparts taken together constitute one document.
18.5	Successors and assigns
This Agreement is binding on, and has effect for the benefit of, the parties and their respective successors and permitted assigns.
19.	ADDITIONAL BORROWERS
(a)	Sims may request that any of its wholly owned Subsidiaries becomes an Additional Borrower. That Subsidiary shall become an Additional Borrower if:
(i)	the Lenders approve the addition of that Subsidiary as an Additional Borrower;
(ii)	Sims delivers to the Lenders a duly completed and executed Accession Deed for the accession of that Subsidiary as an Additional Borrower;
(iii)	Sims confirms that no Default is continuing or would occur as a result of that Subsidiary becoming an Additional Borrower; and
(iv)	the Subsidiary has acceded as an “Additional Borrower” and an “Additional Guarantor” under the Common Terms Deed.
(b)	Delivery of an Accession Deed to the Lenders constitutes confirmation by the relevant Subsidiary that the representations and warranties in the Transaction Documents are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.
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20.	NEW RELATED PARTY

20.1	New Related Party
(a)	Where, after the date of this Agreement, an entity becomes a Related Party of a Transaction Party and, at such time, financial accommodation has been provided to such entity by the Lender or any Affiliate Lenders (“existing accommodation”), the Lender may, at any time within 60 days after the notification to the Lender that an entity with existing accommodation has become a Related Party of a Transaction Party, by notice in writing to that entity or any other Transaction Party declare:
(i)	that where the notice is given to the relevant entity, the existing accommodation (or any lesser amount specified in the notice) is due and payable within the period specified in the notice which shall be not less than 60 days;
(ii)	that where the notice is given to a Transaction Party other than the relevant entity, financial accommodation then provided by the Lender to that Transaction Party must be reduced by payment of an amount (specified in the notice) equal to or less than the existing accommodation within the period specified in the notice.
(b)	Amounts specified in a notice given pursuant to paragraph (a) are payable within the period specified in such notice.
21.	GOVERNING LAW AND JURISDICTION
21.1	Governing law
This Agreement is governed by the laws of the state of New South Wales, Australia.
21.2	Jurisdiction
Each Borrower irrevocably and unconditionally:
(a)	submits to the non-exclusive jurisdiction of the courts of the state of New South Wales, Australia; and
(b)	waives, without limitation, any claim or objection based on absence of jurisdiction or inconvenient forum.
21.3	Service of process
Each Borrower agrees that a document required to be served in proceedings about a Transaction Document may be served:
(a)	by being delivered to or left at its address for service of notices under clause 17.4 of the Common Terms Deed; or
(b)	in any other way permitted by law.
21.4	Agent for service of process
(a)	Each Borrower which is not incorporated in Australia (Foreign Borrower) irrevocably appoints Sims as its agent to receive service of process in any proceedings about a Transaction Document.
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(b)	Each Foreign Borrower agrees that a document required to be served in proceedings about a Transaction Document may be served:
(i)	by being delivered to or left at the address of its agent for service of process, whether or not that agent in turn notifies the Foreign Borrower; or
(ii)	in any other way permitted by law.
(c)	If for any reason Sims ceases to act in its capacity as process agent for a Foreign Borrower, the Foreign Borrower must immediately appoint a substitute process agent approved by all Lenders in New South Wales and notify each Lender of that appointment. Until each Lender receives that notification, it will be entitled to treat Sims (or its successor) as the agent of each Foreign Borrower for the purpose of this clause.
21.5	Execution by attorneys
Each attorney executing this Agreement states that the attorney has no notice of revocation or suspension of the power of attorney under which the attorney executes this Agreement.
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Schedule 1
CASH ADVANCE FACILITIES
1.	Definitions
In this Schedule, a reference to a section is to a section of this Schedule and unless the context requires another meaning:
Advance means the principal amount advanced or to be advanced by a CAF Lender to a CAF Borrower in accordance with a Funding Notice or the amount of the Advance which remains outstanding;
Funding Period means, in respect of each Cash Advance Facility, a period selected in accordance with section 5;
Interest Payment Date means, in respect of each Cash Advance Facility:
(a)	the last day of a Funding Period; and
(b)	in the case of a Funding Period of more than 6 months, the last day of each 6 month period during that Funding Period; and
Margin means, in respect of a CAF Borrower, the percentage per annum set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by the Lenders to Sims.
2.	Availability
(a)	Subject to this Agreement, in respect of each AUD Cash Advance Facility, a CAF Borrower may draw Advances in any Approved Currency during the Availability Period under the AUD Cash Advance Facility.
(b)	Subject to this Agreement, in respect of each Euro Cash Advance Facility, a CAF Borrower may draw Advances in any Approved Currency during the Availability Period under the Euro Cash Advance Facility.
(c)	Subject to this Agreement, in respect of each GBP Cash Advance Facility, a CAF Borrower may draw Advances in any Approved Currency during the Availability Period under the GBP Cash Advance Facility.
(d)	Subject to this Agreement, in respect of each USD Cash Advance Facility, a USD Borrower may draw Advances in any Approved Currency during the Availability Period under the USD Cash Advance Facility.
3.	Amount of each Advance
The principal amount of an Advance under each Cash Advance Facility must be at least:
(a)	for Advances denominated in AUD: AUD200,000 and thereafter in multiples of no less than AUD100,000;
(b)	for Advances denominated in USD: USD500,000 and thereafter in multiples of no less than USD100,000;
(c)	for Advances denominated in GBP: GBP350,000 and thereafter in multiples of no less than GPB50,000;
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(d)	for Advances denominated in Euro: Euro200,000 and thereafter in multiples of no less than Euro100,000; and

(e)	for Advances denominated in any other Approved Foreign Currency, a minimum amount and integral multiple as advised by a CAF Lender.
4.	Interest
(a)	A CAF Borrower must pay interest to a CAF Lender on each Advance provided by that CAF Lender to it:
(i)	at the rate determined under section 4(b) for each Funding Period for that Advance; and

(ii)	in arrears on each Interest Payment Date.
(b)	The rate of interest for a Funding Period is a rate of interest per annum which is the sum of the Base Rate for that Funding Period and the Margin.

(c)	Interest under this section 4:
(i)	accrues from day to day; and

(ii)	is calculated on the basis of the actual number of days elapsed (including the first day but excluding the last) and a 360 day year for Advances in USD or Euro, or a 365 day year for Advances in other Approved Currencies.
5.	Selection

For an Advance under a Cash Advance Facility:
(a)	subject to this section 5 and section 6:
(i)	the length of the first Funding Period is the period selected by the relevant CAF Borrower in the Funding Notice for that Advance; and

(ii)	the length of each subsequent Funding Period for an Advance is the period selected by the relevant CAF Borrower by notice which must be received by the relevant CAF Lender not later than 11:00 am at least 2 Business Days before the start of the relevant Funding Period (or a later time agreed in writing by the Lender);
(b)	the Funding Period selected pursuant to section 5(a) may be a period of 30, 60, 90, 120, 150 or 180 days or any other period that the Lender agrees in writing; and

(c)	if a CAF Borrower does not give a notice selecting a Funding Period or selects a Funding Period which does not comply with this section 5 or section 6, the CAF Borrower is considered to have selected a Funding Period of 1 month or any other period selected by the relevant CAF Lender.
6.	Funding Periods
(a)	The first Funding Period for an Advance starts on the Funding Date for that Advance.

(b)	Each Funding Period (except the first) starts on the last day of the preceding Funding Period.
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(c)	A Funding Period which would otherwise end on a day that is not a Business Day instead ends on the following Business Day or, if that Business Day is in another calendar month, on the immediately preceding Business Day.

(d)	If a Funding Period starts on a day for which there is no numerically corresponding day in the month in which the Funding Period ends, the Funding Period ends on the last Business Day of the later calendar month.

(e)	No Funding Period may end after the Final Repayment Date. A Funding Period which would otherwise end after the Final Repayment Date instead ends on the Final Repayment Date.
7.	Prepayment
(a)	A CAF Borrower may only prepay an Advance provided to it by a CAF Lender in accordance with this Agreement.

(b)	A CAF Borrower may only prepay to a CAF Lender all or any part of an Advance provided to it by that CAF Lender by giving the CAF Lender notice of its intention to do so by 11:00 am on the date of prepayment.

(c)	The amount of any partial prepayment of an Advance must be:
(i)	if the Advance is denominated in AUD, at least $250,000 and a whole multiple of $50,000; and

(ii)	if the Advance is denominated in an Approved Foreign Currency, compliant with the minimum denominations set out in section 3 of Schedule 1.
(d)	A notice of prepayment given under this section 7 is irrevocable.

(e)	On the proposed prepayment date, the CAF Borrower must:
(i)	prepay the amount specified in the notice of prepayment;

(ii)	pay all reasonable interest, fees, expenses and other amounts accrued under the Transaction Documents on the amount prepaid to the prepayment date (whether or not yet payable); and

(iii)	all reasonable costs and losses of the relevant CAF Lender arising from an Advance being prepaid other than on the last day of a Funding Period, as determined by the CAF Lender.
(f)	Amounts prepaid may be re-borrowed under this Agreement.
8.	Netting of Advances
(a)	If an Advance (the Maturing Advance) is due to be repaid by the CAF Borrower on the last day of its Funding Period and a new Advance (the New Advance) is to be made to the CAF Borrower on the same day, then:
(i)	if the amount of the New Advance is greater than the Maturing Advance, the relevant CAF Lender is only required to actually pay on that date an amount equal to the New Advance minus the amount of the Maturing Advance;

(ii)	if the amount of the New Advance is less than the amount of the Maturing Advance, the CAF Borrower is only required under section 9(a) to actually
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pay to the relevant CAF Lender on that date an amount equal to the Maturing Advance less the amount of the New Advance; and
(iii)	if the amount of the New Advance is equal to the amount of the Maturing Advance, neither the relevant CAF Lender nor the relevant CAF Borrower need actually pay any amount to each other in respect of the New Advance or the Maturing Advance on that date.
(b)	This section 8 does not otherwise affect the relevant CAF Borrower’s obligations in respect of any Outstanding Moneys.

(c)	A rollover fee as set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by the Lenders to Sims applies in relation to each Advance netted under this section 8.
9.	Repayment
(a)	Subject to section 8, the CAF Borrowers must repay each Advance to the relevant CAF Lenders on the last day of its Funding Period. Subject to this Agreement, any Advance repaid in accordance with this section 9(a) is available for further drawing under the relevant Cash Advance Facility.

(b)	Each CAF Borrower must pay in full to the relevant CAF Lender the Outstanding Moneys by that CAF Borrower under the relevant Cash Advance Facility on the Final Repayment Date.
10.	Review of Margin and Commitment Fee and other terms

Each CAF Borrower consents and agrees to, and acknowledges and agrees that its respective liability under this document extends to, any variation to the Margin, rollover fee, the Commitment Fee and any other matter set out in each fee letter substantially in the form set out in Annexure G delivered from time to time by the Lenders to Sims.
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Schedule 2
AUSTRALIAN TRADE FACILITIES AND HK TRADE FACILITY
The following terms in this Schedule 2 apply to the Australian Trade Facilities and the HK Trade Facility and do not apply to the US Trade Facility.
1.	Definitions

In this Schedule, a reference to a section is to a section of this Schedule and unless the context requires another meaning:

Approved Invoice means an invoice of a Debtor acceptable to HSBC (Australia);

Cost of Funds means, in respect of any Funding Period, the rate quoted by the relevant Lender as its cost of obtaining funds in the currency of the relevant Trade Advance and for a period comparable to such Funding Period, in such interbank market or by such other means as that Lender may at its discretion select, at or about the normal time for seeking quotes for such funds two Business Days prior to the commencement of such Funding Period;

Credit has the meaning given to it in the UCP;

Current Documentary Credit means a Documentary Credit the Expiry Date of which has not yet arrived or in respect of which a Trade Borrower has not discharged all of its obligations under the UCP or this Agreement to the relevant Trade Lender as the corresponding issuer of that Documentary Credit;

Debtor means the debtor under an Approved Invoice or Documentary Collection;

Documentary Credit means an irrevocable documentary credit issued or to be issued by a Trade Lender for the account of a Trade Borrower in accordance with section 3;

Documentary Collection means a document evidencing Financial Indebtedness of a Debtor and acceptable to the relevant Trade Lender;

Expiry Date of a Documentary Credit issued by a Trade Lender means the expiry date specified in that Documentary Credit, following which no Claim, demand or drawing may be made on that Trade Lender under that Documentary Credit;

Export Letter of Credit means a Credit issued by an Issuing Bank in favour of a Trade Borrower;

Face Value Amount means for a Documentary Credit issued by a Trade Lender, the maximum undrawn amount payable by that Trade Lender under that Documentary Credit;

Funding Period means, for a Trade Advance made by a Trade Lender, any Funding Period selected by a Trade Borrower in a Funding Notice, which is acceptable to that Trade Lender;

Interest Payment Date means, in respect of the Trade Facility, the last day of a Funding Period;

Issuing Bank has the meaning given to it in the UCP;
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LIBOR means, for an amount and a period:
(a)	the rate determined by HSBC (HK) to be the arithmetic mean, expressed as a percentage per annum (rounded up (if necessary) to four decimal places), of the rates quoted:
(i)	at or about 11.00 am (London time) two Business Days (in London) before the first day of that period; and

(ii)	for a period equal or comparable to that period and for value on the first day of that period,

on:

(iii)	where the amount is in USD, the Reuters monitor system page “LIBO”;

(iv)	where the amount is in HKD, the Reuters monitor system page selected by HSBC (HK), or (in each case) any page which replaces that page; or
(b)	where the page referred to in paragraph (a) for the currency in which that amount is denominated is not available, or less than two rates are quoted on that page at that time, the rate determined by HSBC (HK) to be the arithmetic mean of the rates expressed as a percentage per annum (rounded up (if necessary) to four decimal places), at which deposits:
(i)	denominated in the same currency;

(ii)	for the same or a comparable amount;

(iii)	for a period equal or comparable to that period; and

(iv)	or value on the first day of that period,
are offered to HSBC (HK) by prime banks, in the interbank market selected by it, at or about 11.00 am (local time in the place of that market) two Business Days in the place of that market before the first day of that period;
Margin means, in respect of a Relevant Borrower, a percentage per annum set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by the Trade Lender that provides the Trade Facility to that Relevant Borrower and Sims;

Opening Date means, for a Documentary Credit, the date that Documentary Credit is, or is to be, issued;

Repayment Date means, in respect of a Trade Advance, the last day of the Funding Period for that Trade Advance;

Trade Advance means, for a Trade Advance Facility, the principal amount advanced or to be advanced under a Trade Advance Facility in accordance with a Funding Notice or the amount of the Trade Advance which remains outstanding;

Trade Advance Facility means the Clean Import Advance Facility set out in section 4, the Negotiation Advance Facility set out in section 5 and the Receivables Advance Facility set out in section 6;

Trade Borrowers means the Australian Trade Borrowers and the HK Trade Borrowers and Trade Borrower means any one of them;
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Trade Lenders means HSBC (Australia) and HSBC (HK) and Trade Lender means either of them; and

UCP means the Uniform Customs and Practice for Documentary Credits (7th Revision), International Chamber of Commerce Publication No. 600.

2.	Trade Facilities

Subject to this Agreement:
(a)	HSBC (Australia) agrees to provide the Australian Trade Borrowers with the Trade Facilities described below in AUD; and

(b)	HSBC (HK) agrees to provide the HK Trade Borrower with the Trade Facilities described below in HKD or USD, or any other Approved Currency for the purpose and on the terms and conditions set out below and on such other terms and conditions as may be agreed from time to time between that Trade Lender and Sims.

3.	Import Documentary Credit Facility

3.1	Purpose

To support the establishment and negotiation of sight and/or term irrevocable Documentary Credits up to a maximum of 120 days and bills drawn thereunder.

3.2	Conditions of utilisation

A Trade Lender is not obliged to issue any Documentary Credit under this Facility unless that Trade Lender has received a Funding Notice no later than 11:00 am on the proposed Issuance Date. A Documentary Credit requested in a Funding Notice received by that Trade Lender after 11.00 am will, subject to the terms of this Agreement, be issued on the following Business Day.

3.3	Documentary Credits
(a)	A Trade Lender will only issue a Documentary Credit if the requested Documentary Credit:
(i)	has an Opening Date which is a Business Day during the Availability Period;

(ii)	has an Expiry Date which is not later than 120 days after the Opening Date and is before the Final Repayment Date;

(iii)	is payable on a Business Day at the Lending Office of that Trade Lender where the Documentary Credit is issued or any other place approved by that Trade Lender in writing;

(iv)	is denominated in AUD (in respect of HSBC (Australia)), HKD or USD (in respect of HSBC (HK)) or an Approved Foreign Currency;

(v)	is irrevocable and non-transferable; and

(vi)	is subject to the UCP,

unless otherwise agreed by that Trade Lender.
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(b)	A Trade Lender may pay immediately on demand (and without any prior notice to the relevant Trade Borrower) any amount demanded pursuant to the Documentary Credit despite:
(i)	any dispute between the relevant Trade Borrower and any person entitled to the Documentary Credit;

(ii)	any right of set-off or other claim the relevant Trade Borrower has against and any person entitled to the Documentary Credit;

(iii)	any direction by the relevant Trade Borrower to that Trade Lender not to make the payment;

(iv)	any breach by the relevant Trade Borrower or any person entitled to the Documentary Credit of any agreement between them; or

(v)	any Default.
(c)	Each Trade Borrower unconditionally and irrevocably indemnifies each Trade Lender on demand against any Claim suffered or incurred or payable by that Trade Lender arising directly or indirectly as a result of:
(i)	that Trade Lender issuing or making payment under a Documentary Credit;

(ii)	any claim made or purportedly made under a Documentary Credit; or

(iii)	any act of any person who is or claims to be entitled to the benefit of a Documentary Credit, whether or not the Documentary Credit may be void, voidable or unenforceable.

(d)	The obligations of each Trade Borrower under section 3.3(c) are absolute and unconditional.

(e)	Each Trade Borrower’s obligations under section 3.3(c) are not subject to any reduction or termination or otherwise affected or in any way limited by:
(i)	any failure or default on the part of the relevant Trade Lender or its employees (other than negligent failure or wilful default); or

(ii)	any falsity, inaccuracy, insufficiency or forgery of or in any document which on its face conforms to the requirements of the Documentary Credit under which it is given;

(iii)	any Transaction Document, Documentary Credit or agreement being invalid or being affected by any invalidity or impossibility or illegality of performance or any law or act of any Government Agency or arbitrator;

(iv)	any time, waiver or other indulgence granted by the relevant Trade Lender; or

(v)	any set-off, counterclaim, defence, deduction or other claim the relevant Trade Borrower has against the relevant Trade Lender or any person entitled to the Documentary Credit.
(f)	Each Trade Borrower acknowledges that the Trade Lenders are not liable or under any duty to enquire:
(i)	as to any of the matters referred to in this section 3.3; or
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(ii)	into the justification for or the validity of any demand made, or the correctness of any document given under or for the purpose of a Documentary Credit, or which purports to be so made or given under a Documentary Credit; or

(iii)	the authority for, validity or genuineness of, any signature.
(g)	The rights of each Trade Lender under this Schedule do not derogate from any rights of subrogation, indemnity or other rights that Trade Lender has under any law. If a conflict arises between any Trade Lender’s rights under this Schedule and any other rights, that Trade Lender’s rights under this Schedule prevail. Without limiting the generality of this section, each Trade Borrower agrees that no Trade Lender has any greater obligations under a Documentary Credit than are imposed by the UCP.
3.4	No liability

Each Trade Borrower holds each Trade Lender and its employees, correspondents and agents free of any liability or responsibility for the consequences arising from any ambiguity in instructions from the Trade Borrower, or in connection with any reliance placed by that Trade Lender in good faith on such message as a result of such message not having been properly authorised by the person by whom it purported to have been sent.

4.	Clean Import Advance Facility

4.1	Purpose

To refinance bills drawn under Documentary Credits established under the Import Documentary Credit Facility for a maximum of 60 days inclusive of supplier terms (or such other period determined by the relevant Trade Lender to reflect local market practice and/or to match the needs and/or trade cycle of the relevant Trade Borrower).

4.2	Conditions of utilisation

A Trade Lender is not obliged to provide an advance under this Facility unless that Trade Lender has received a Funding Notice no later than 11:00 am on the proposed Funding Date.

5.	Negotiation Of Discrepant Documents Under Documentary Credits (“Negotiation Advance Facility”)

5.1	Purpose

To discount 100% of the face value of documents presented under export documentary credits by a Trade Borrower that contain discrepancies (with full recourse to the Trade Borrower).

5.2	Conditions of utilisation

A Trade Lender is not obliged to provide an advance under this Facility unless that Trade Lender has received a Funding Notice no later than 11:00 am on the proposed Funding Date.

6.	Discounting of Export Collections and Open Account Receivables Facility (“Receivables Advance Facility”)

6.1	Purpose

To discount 100% of the face value of Documentary Collections, Approved Invoices and/or Export Letters of Credit for a maximum of 30 days (or such other period determined by the
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relevant Trade Lender to reflect local market practice and/or to match the needs and/or trade cycle of the relevant Trade Borrower).

6.2	Conditions of utilisation

A Trade Lender is not obliged to provide an advance in connection with Documentary Collections, Approved Invoices or an Export Letter of Credit unless that Trade Lender has received no later than 11:00 am on the Funding Date:
(a)	a Funding Notice;

(b)	a copy of each Documentary Collection, Approved Invoice and/or Export Letter of Credit (as the case may be);

(c)	any other document or information reasonably required by that Trade Lender; and

(d)	evidence that the purpose of the advance is to match the local business needs of a member of the Sims Group.
7.	Interest
(a)	Each Trade Borrower must pay interest to a Trade Lender in relation to each Trade Advance made to the Trade Borrower by that Trade Lender under a Trade Advance Facility:
(i)	at the rate determined under section 7(b) for the Funding Period for that Trade Advance; and

(ii)	in arrears on each Interest Payment Date.
(b)	The rate of interest for a Funding Period is the rate of interest per annum determined by the relevant Trade Lender to be the sum of:
(i)	in the case of Advances, the Base Rate for the Funding Period and the relevant Margin;

(ii)	in the case of Trade Advances in Approved Currencies (other than a Trade Advance in an Approved Currency under the Negotiation Advance Facility provided by HSBC (HK)), Cost of Funds for that Funding Period and the relevant Margin; and

(i)	in the case of a Trade Advance in an Approved Currency under the Negotiation Advance Facility provided by HSBC (HK), LIBOR and the relevant Margin.
(c)	Interest under this section 7:
(i)	accrues from day to day; and

(ii)	is calculated on the basis of the actual number of days elapsed (including the first day but excluding the last) and a 360 day year for Trade Advances in USD, or 365 day year for Trade Advances in other Approved Currencies.
8.	Fees

Subject to section 9, all import and export fees are notified by HSBC (Australia) and HSBC (HK) (as the case may be) to Sims under a fee letter or fee letters substantially in the form set out in Annexure G delivered by the Trade Lenders to Sims from time to time.
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9.	Review of Margin, Commitment Fee and import and export fees and other terms

Each Relevant Borrower consents and agrees to, and acknowledges and agrees that its respective liability under this document extends to, any variation to the Margin, the Commitment Fee, the import and export fees and any other matter set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by the Trade Lender that provides the Trade Facility to the Relevant Borrower to Sims.
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Schedule 3
US TRADE FACILITY
The following terms apply to the US Trade Facility and do not apply to the Australian Trade Facilities or the HK Trade Facility.
1.	Definitions

In this Schedule, a reference to a section is to a section of this Schedule and unless the context requires another meaning:

Credit has the meaning given to it in the UCP;

Current Documentary Credit means a Documentary Credit the Expiry Date of which has not yet arrived or in respect of which a US Trade Borrower has not discharged all of its obligations under the UCP or this Agreement to HSBC (UK) as the corresponding issuer of that Documentary Credit;

Documentary Credit means an irrevocable documentary credit issued or to be issued by HSBC (UK) for the account of a US Trade Borrower in accordance with section 3;

Expiry Date of a Documentary Credit issued by HSBC (UK) means the expiry date specified in that Documentary Credit, following which no Claim, demand or drawing may be made on HSBC (UK) under that Documentary Credit;

Opening Date means, for a Documentary Credit, the date that Documentary Credit is, or is to be, issued; and

UCP means the Uniform Customs and Practice for Documentary Credits (7th Revision), International Chamber of Commerce Publication No. 600.

2.	Trade Facility

Subject to this Agreement, HSBC (UK) agrees to provide the US Trade Borrowers with the Trade Facility described below in USD, or any other Approved Currency for the purpose and on the terms and conditions set out below and on such other terms and conditions as may be agreed from time to time between HSBC (UK) and Sims.

3.	Import Documentary Credit Facility

3.1	Purpose

To support the establishment and negotiation of sight irrevocable Documentary Credits up to a maximum of 120 days and bills drawn thereunder.

3.2	Conditions of utilisation

HSBC (UK) is not obliged to issue any Documentary Credit under this Facility unless that Trade Lender has received a Funding Notice no later than 11:00 am on the proposed Issuance Date. A Documentary Credit requested in a Funding Notice received by HSBC (UK) after 11.00 am will, subject to the terms of this Agreement, be issued on the following Business Day.
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3.3	Documentary Credits
(a)	HSBC (UK) will only issue a Documentary Credit if the requested Documentary Credit:
(i)	has an Opening Date which is a Business Day during the Availability Period;

(ii)	has an Expiry Date which is not later than 120 days after the Opening Date and is before the Final Repayment Date;

(iii)	is payable on a Business Day at the Lending Office of that Trade Lender where the Documentary Credit is issued or any other place approved by HSBC (UK) in writing;

(iv)	is denominated in USD or an Approved Currency;

(v)	is irrevocable and non-transferable;

(vi)	is subject to the UCP; and

(vii)	calls for a transport document / freight cargo receipt evidencing goods consigned / assigned to HSBC (UK),

unless otherwise agreed by HSBC (UK).
(b)	HSBC (UK) may pay immediately on demand (and without any prior notice to a US Trade Borrower) any amount demanded pursuant to the Documentary Credit despite:
(i)	any dispute between the relevant US Trade Borrower and any person entitled to the Documentary Credit;

(ii)	any right of set-off or other claim the relevant US Trade Borrower has against and any person entitled to the Documentary Credit;

(iii)	any direction by the relevant US Trade Borrower to HSBC (UK) not to make the payment;

(iv)	any breach by the relevant US Trade Borrower or any person entitled to the Documentary Credit of any agreement between them; or

(v)	any Default.
(c)	Each US Trade Borrower unconditionally and irrevocably indemnifies HSBC (UK) on demand against any Claim suffered or incurred or payable by HSBC (UK) arising directly or indirectly as a result of:
(i)	HSBC (UK) issuing or making payment under a Documentary Credit;

(ii)	any claim made or purportedly made under a Documentary Credit; or

(iii)	any act of any person who is or claims to be entitled to the benefit of a Documentary Credit,

whether or not the Documentary Credit may be void, voidable or unenforceable.
(d)	The obligations of each US Trade Borrower under section 3.3(c) are absolute and unconditional.
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(e)	Each US Trade Borrower’s obligations under section 3.3(c) are not subject to any reduction or termination or otherwise affected or in any way limited by:
(i)	any failure or default on the part of HSBC (UK) or its employees (other than negligent failure or wilful default); or

(ii)	any falsity, inaccuracy, insufficiency or forgery of or in any document which on its face conforms to the requirements of the Documentary Credit under which it is given;

(iii)	any Transaction Document, Documentary Credit or agreement being invalid or being affected by any invalidity or impossibility or illegality of performance or any law or act of any Government Agency or arbitrator;

(iv)	any time, waiver or other indulgence granted by HSBC (UK); or

(v)	any set-off, counterclaim, defence, deduction or other claim that US Trade Borrower has against HSBC (UK) or any person entitled to the Documentary Credit.
(f)	Each US Trade Borrower acknowledges that HSBC (UK) is not liable or under any duty to enquire:
(i)	as to any of the matters referred to in this section 3.3; or

(ii)	into the justification for or the validity of any demand made, or the correctness of any document given under or for the purpose of a Documentary Credit, or which purports to be so made or given under a Documentary Credit; or

(iii)	the authority for, validity or genuineness of, any signature.
(g)	The rights of HSBC (UK) under this Schedule do not derogate from any rights of subrogation, indemnity or other rights that HSBC (UK) has under any law. If a conflict arises between HSBC (UK)’s rights under this Schedule and any other rights, HSBC (UK)’s rights under this Schedule prevail. Without limiting the generality of this section, each US Trade Borrower agrees that HSBC (UK) does not have any greater obligations under a Documentary Credit than are imposed by the UCP.
3.4	No liability

Each US Trade Borrower holds HSBC (UK) and its employees, correspondents and agents free of any liability or responsibility for the consequences arising from any ambiguity in instructions from any US Trade Borrower, or in connection with any reliance placed by HSBC (UK) in good faith on such message as a result of such message not having been properly authorised by the person by whom it purported to have been sent.

4.	Fees

Subject to section 5, all import fees are notified by HSBC (UK) to Sims under a fee letter or fee letters substantially in the form set out in Annexure G delivered by HSBC (UK) (and/or one or more other Trade Lender’s) to Sims from time to time.

5.	Review of Commitment Fee and import fees and other terms

Each Relevant Borrower consents and agrees to, and acknowledges and agrees that its respective liability under this document extends to, any variation to the Commitment Fee, the import fees and any other matter set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by HSBC (UK) (and/or one or more other Trade Lender’s) to Sims.
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Schedule 4
BANK GUARANTEE AND STANDBY LETTER OF CREDIT FACILITY
1.	Definitions

In this Schedule, a reference to a section is to a section of this Schedule and unless the context requires another meaning:

Beneficiary means the person in whose favour a Bank Guarantee or a Standby Letter of Credit is, or is to be, issued by HSBC (Australia);

Bank Guarantee means a guarantee issued or to be issued to a Beneficiary under section 2;

Beneficiary Contract means any agreement between a Borrower and a Beneficiary under which an Australian Trade Borrower has an obligation to pay or repay any amount to the Beneficiary or an Australian Trade Borrower has an obligation to perform any obligation for the benefit of the Beneficiary, in connection with which that Australian Trade Borrower requests the issue of a Bank Guarantee or a Standby Letter of Credit;

Current Bank Guarantee means, in respect of a Bank Guarantee issued by HSBC (Australia), a Bank Guarantee the Expiry Date of which has not yet arrived or in respect of which an Australian Trade Borrower has not discharged all of its obligations under this Agreement to HSBC (Australia);

Current Standby Letter of Credit means, in respect of Standby Letter of Credit issued by HSBC (Australia), a Standby Letter of Credit the Expiry Date of which has not yet arrived or in respect of which an Australian Trade Borrower has not discharged all its obligations under the UCP or this Agreement to HSBC (Australia);

Establishment Fee means, in respect of a Relevant Borrower, the amount set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by HSBC (Australia) to Sims that provides the Bank Guarantee and Standby Letter of Credit Facility to that Relevant Borrower and Sims;

Expiry Date of a Bank Guarantee or a Standby Letter of Credit issued by HSBC (Australia) means the expiry date specified in that Bank Guarantee or the Standby Letter of Credit, following which no Claim, demand or drawing may be made on HSBC (Australia) under that Bank Guarantee or Standby Letter of Credit;

Face Value Amount means, for a Bank Guarantee or a Standby Letter of Credit issued by HSBC (Australia), the maximum undrawn amount payable by HSBC (Australia) under that Bank Guarantee or Standby Letter of Credit;

Guarantee Fee means, in respect of a Relevant Borrower, the percentage per annum set out in a fee letter or fee letters substantially in the form set out in Annexure G delivered from time to time by HSBC (Australia) to Sims;

Opening Date means, for a Bank Guarantee or Standby Letter of Credit, the date that Bank Guarantee or Standby Letter of Credit is, or is to be, issued;

Standby Letter of Credit means a standby letter of credit issued or to be issued to a Beneficiary under section 2; and
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UCP means the Uniform Customs and Practice for Documentary Credits (7th Revision), International Chamber of Commerce Publication No. 600.

2.	Availability

2.1	Availability

Subject to this Agreement, an Australian Trade Borrower may, by giving it a Funding Notice in accordance with clause 4, request HSBC (Australia) to, and at that Australian Trade Borrower’s request, HSBC (Australia) will, issue Bank Guarantees and Standby Letters of Credit for the account of that Australian Trade Borrower.

2.2	Conditions of utilisation

HSBC (Australia) is not obliged to issue any Bank Guarantee or Standby Letter of Credit under this Facility unless it has received a Funding Notice no later than 11:00 am on the proposed Issuance Date. A Bank Guarantee or Standby Letter of Credit requested in a Funding Notice received by HSBC (Australia) after 11.00 am will, subject to the terms of this Agreement, be issued on the following Business Day.

3.	Form Of Bank Guarantees And Standby Letters Of Credit
(a)	Each Bank Guarantee and Standby Letter of Credit to be issued by HSBC (Australia) must be consistent with the Funding Notice under which it is issued and in a form acceptable to HSBC (Australia) in its absolute discretion.

(b)	Each Bank Guarantee and Standby Letter of Credit issued by HSBC (Australia) for the account of an Australian Trade Borrower must:
(i)	have an Opening Date which is a Business Day during the Availability Period;

(ii)	have an Expiry Date which is before the Final Repayment Date;

(iii)	be payable on a Business Day at the Lending Office of HSBC (Australia) specified in this Agreement for that Australian Trade Borrower or any other place approved by HSBC (Australia) in writing;

(iv)	be denominated in AUD or an Approved Foreign Currency;

(v)	be non-transferable and not confirmed by any other person except at the cost of that Australian Trade Borrower;

(vi)	be issued in respect of a Beneficiary and Beneficiary Contract acceptable to HSBC (Australia); and

(vii)	in the case of a Standby Letter of Credit, be subject to UCP, unless otherwise agreed by HSBC (Australia).
4.	Beneficiary Contracts

Each Australian Trade Borrower must perform all its obligations under a Beneficiary Contract to which it is a party and do all other things necessary to ensure that a Beneficiary does not become entitled to draw on a Bank Guarantee or a Standby Letter of Credit.

5.	Lender’s Authority To Pay

In respect of a Bank Guarantee or Standby Letter of Credit issued by HSBC (Australia) to a Beneficiary for the account of an Australian Trade Borrower, HSBC (Australia) may pay
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immediately on demand by the Beneficiary (and without any prior notice to that Australian Trade Borrower) any amount demanded by the Beneficiary pursuant to the Bank Guarantee or Standby Letter of Credit despite:
(a)	any dispute between that Australian Trade Borrower and the Beneficiary;

(b)	any right of set-off or other claim that Australian Trade Borrower has against the Beneficiary;

(c)	any direction by that Australian Trade Borrower to HSBC (Australia) not to make the payment;

(d)	any breach by that Australian Trade Borrower or the Beneficiary of a Beneficiary Contract; or

(e)	any Default.
6.	Payment By An Australian Trade Borrower

Each Australian Trade Borrower must pay to HSBC (Australia):
(a)	all amounts which HSBC (Australia) pays or is required to pay under a Bank Guarantee or Standby Letter of Credit issued by HSBC (Australia) for the account of that Australian Trade Borrower, on the same day as HSBC (Australia) is required to make that payment; and

(b)	interest on those amounts from that day calculated in accordance with clause 14.1.
7.	Indemnity

Each Australian Trade Borrower unconditionally and irrevocably indemnifies HSBC (Australia) on demand against any Claim suffered or incurred or payable by HSBC (Australia) arising directly or indirectly as a result of:
(a)	HSBC (Australia) issuing or making payment under a Bank Guarantee or Standby Letter of Credit; or

(b)	any claim made or purportedly made under a Bank Guarantee or Standby Letter of Credit; or

(c)	any act of any person who is or claims to be entitled to the benefit of a Bank Guarantee or Standby Letter of Credit, whether or not the Bank Guarantee or Standby Letter of Credit may be void, voidable or unenforceable.
(a)	The obligations of each Australian Trade Borrower under this section 7 are absolute and unconditional.

(b)	Each Australian Trade Borrower’s obligations under this section 7 are not subject to any reduction or termination or otherwise affected or in any way limited by:
(i)	any failure or default on the part of HSBC (Australia) or its employees (other than negligent failure or wilful default); or

(ii)	any falsity, inaccuracy, insufficiency or forgery of or in any document which on its face conforms to the requirements of the Bank Guarantee or Standby Letter of Credit under which it is given;
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(iii)	any Transaction Document, Beneficiary Contract, Bank Guarantee or Standby Letter of Credit being invalid or being affected by any invalidity or impossibility or illegality of performance or any law or act of any Government Agency or arbitrator;

(iv)	any time, waiver or other indulgence granted by HSBC (Australia); or

(v)	any set-off, counterclaim, defence, deduction or other claim that an Australian Trade Borrower has against HSBC (Australia) or a Beneficiary.
(c)	Each Australian Trade Borrower acknowledges that HSBC (Australia) is not liable or under any duty to enquire:
(i)	as to any of the matters referred to in this section 7; or

(ii)	into the justification for or the validity of any demand made, or the correctness of any document given under or for the purpose of a Bank Guarantee, or which purports to be so made or given under a Bank Guarantee; or

(iii)	the authority for, validity or genuineness of, any signature.
8.	No Limitation On Other Rights

HSBC (Australia)’s rights under this Schedule do not derogate from any rights of subrogation, indemnity or other rights that it has under any law. If a conflict arises between HSBC (Australia)’s rights under this Schedule and any other rights, its rights under this Schedule prevail.

9.	Fees

9.1	Guarantee Fee

Each Australian Trade Borrower must pay to HSBC (Australia) a non-refundable Guarantee Fee on the Face Value Amount of each Bank Guarantee and Standby Letter of Credit requested by that Australian Trade Borrower to be issued by HSBC (Australia). The Guarantee Fee:
(a)	accrues from day to day;

(b)	is calculated from the date of issue of the Bank Guarantee or Standby Letter of Credit; and

(c)	must be paid to HSBC (Australia) quarterly in advance with the first payment made on or before the date of issue of the Bank Guarantee or the Standby Letter of Credit by HSBC (Australia).
9.2	Establishment Fee

Each Australian Trade Borrower must pay to HSBC (Australia) a non-refundable establishment fee on each Bank Guarantee or Standby Letter of Credit requested by that Australian Trade Borrower to be issued by HSBC (Australia). The Establishment Fee is payable on or before the date of issue of the Bank Guarantee or Standby Letter of Credit.
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10.	Review of Guarantee Fee and Establishment Fee

Each Australian Trade Borrower consents and agrees to, and acknowledges and agrees that its respective liability under this document extends to, any variation to the Guarantee Fee, the Establishment Fee and any other matter set out in each fee letter substantially in the form set out in Annexure G delivered from time to time by HSBC (Australia) to Sims.
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Schedule 5
HEDGING FACILITY
The parties acknowledge and agree that:
(a)	at the request of Sims and on an unadvised and uncommitted basis:
(i)	HSBC (Australia) has agreed to provide to the Australian Borrowers a “Foreign Exchange Limit” for spot and forward foreign currency transactions on the terms and conditions of a master agreement for foreign currency transaction in the form agreed between HSBC (Australia) and the Australian Borrowers;

(ii)	HSBC (HK) may, subject to HSBC (HK) obtaining all necessary credit and other local approvals and all necessary documentation being entered into in form and substance satisfactory to HSBC (HK), provide appropriate limits to the HK Trade Borrower to hedge against its foreign currency and interest rate exposures;

(iii)	HSBC (UK) may, subject to HSBC (UK) obtaining all necessary credit and other local approvals and all necessary documentation being entered into in form and substance satisfactory to HSBC (UK), provide appropriate limits to the UK Borrowers to hedge against its foreign currency and interest rate exposures; and

(iv)	HSBC (US) may, subject to HSBC (US) obtaining all necessary credit and other local approvals and all necessary documentation being entered into in form and substance satisfactory to HSBC (US), provide appropriate limits to the US Borrowers to hedge against its foreign currency and interest rate exposures, in each case, to assist with the Group’s hedging and derivative instrument requirements;

(b)	the pricing for each Hedging Facility described in paragraph (a) above will be determined by the Lender that provides that Hedging Facility; and

(c)	unless otherwise agreed between HSBC (Australia) and Sims, the tenor for each Hedging Facility provided by HSBC (Australia) to the Australian Borrowers will have a maximum length of two calendar years.
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EXECUTED as an agreement.

SIGNED for HSBC BANK AUSTRALIA LIMITED under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for HSBC BANK PLC under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for HSBC BANK USA, NATIONAL ASSOCIATION under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney
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SIGNED for THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

EXECUTED by SIMS GROUP AUSTRALIA HOLDINGS LIMITED:

Signature of director	Signature of director/secretary

Name	Name

EXECUTED by SIMS METAL MANAGEMENT LIMITED:

Signature of director	Signature of director/secretary

Name	Name
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EXECUTED by SIMS GROUP UK HOLDINGS LIMITED:

Signature of director	Signature of director/secretary

Name	Name

EXECUTED by SIMS GROUP UK LIMITED:

Signature of director	Signature of director/secretary

Name	Name

EXECUTED by SIMS GROUP USA CORPORATION by its officer:

Signature of officer

Name of officer (please print)
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THE COMMON SEAL OF SIMS METAL MANAGEMENT ASIA LIMITED (PREVIOUSLY KNOWN AS SIMS ASIA HOLDINGS LIMITED):

Signature of witness

Name of witness

EXECUTED by METAL DYNAMICS DETROIT LLC by its officer:

Signature of officer

Name of officer (please print)

EXECUTED by METAL MANAGEMENT ALABAMA, INC. by its officer:

Signature of officer

Name of officer (please print)

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EXECUTED by METAL MANAGEMENT ARIZONA, L.L.C. by its officer:

Signature of officer

Name of officer (please print)

EXECUTED by METAL MANAGEMENT CONNECTICUT, INC. by its officer:

Signature of officer

Name of officer (please print)

EXECUTED by METAL MANAGEMENT MEMPHIS, L.L.C. by its officer:

Signature of officer

Name of officer (please print)

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EXECUTED by METAL MANAGEMENT MIDWEST, INC. by its officer:

Signature of officer

Name of officer (please print)

EXECUTED by METAL MANAGEMENT MISSISSIPPI, INC. by its officer:

Signature of officer

Name of officer (please print)

EXECUTED by METAL MANAGEMENT NORTHEAST, INC. by its officer:

Signature of officer

Name of officer (please print)

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EXECUTED by METAL MANAGEMENT OHIO, INC. by its officer:

Signature of officer

Name of officer (please print)

EXECUTED by METAL MANAGEMENT WEST, INC. by its officer:

Signature of officer

Name of officer (please print)

EXECUTED by METAL MANAGEMENT, INC. by its officer:

Signature of officer

Name of officer (please print)

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EXECUTED by PROLER SOUTHWEST LP by its officer:

Signature of officer

Name of officer (please print)

EXECUTED by SIMS RECYCLING SOLUTIONS HOLDINGS INC. by its officer:

Signature of officer

Name of officer (please print)

EXECUTED by SIMS RECYCLING SOLUTIONS, INC. by its officer:

Signature of officer

Name of officer (please print)

EXECUTED by MIREC B.V.:

Signature of director	Signature of director

Name	Name
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EXECUTED by SIMS GROUP GLOBAL TRADE CORPORATION by its officer:

Signature of officer

Name of officer (please print)

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EXECUTED by SIMS M+R GMBH:

Signature of director	Signature of director/secretary

Name	Name

EXECUTED by SIMS GROUP GERMAN HOLDINGS GMBH by its officer:

Signature of officer

Name of officer (please print)

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Annexure A
BORROWERS

			Place of
Company Name	Registered Number	Registered Office	Incorporation
Australian Borrowers
Sims Group Australia Holdings Limited	ABN 37 008 634 526	‘Sir Joseph Banks Corporate Part’ Suite 3, Level 2, 32 Lord Street, Botany NSW 2019	ACT, Australia

Sims Metal Management Limited	ABN 69 114 838 630	‘Sir Joseph Banks Corporate Part’ Suite 3, Level 2, 32 Lord Street, Botany NSW 2019	VIC, Australia

Australian Trade Borrowers
Sims Group Australia Holdings Limited	ABN 37 008 634 526	‘Sir Joseph Banks Corporate Part’ Suite 3, Level 2, 32 Lord Street, Botany NSW 2019	ACT, Australia

Sims Metal Management Limited	ABN 69 114 838 630	‘Sir Joseph Banks Corporate Part’ Suite 3, Level 2, 32 Lord Street, Botany NSW 2019	VIC, Australia

UK Borrowers
Sims Group UK Holdings Limited	2904307	Long Marston Stratford-on-Avon Warwickshire CV37 8AQ	United Kingdom

Sims Group UK Limited	3242331	Long Marston Stratford-on-Avon Warwickshire CV37 8AQ	United Kingdom

Mirec B.V.	N/A	Hastelweg 251, 5652CV, Eindhoven, The Netherlands	The Netherlands

Sims Metal Management Asia Limited(previously known as Sims Asia Holdings Limited)	30512	5407-8, 54th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong	Hong Kong
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Place of
Company Name	Registered Number	Registered Office	Incorporation
US Trade Borrower
Sims Group Global Trade Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

US Borrowers
Sims Group USA Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Metal Dynamics Detroit LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Metal Management Alabama, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Metal Management Arizona, L.L.C.	N/A	c/o CT Corporation System 2394 East Camelback Road Phoenix, AZ 850	Arizona, USA

SMM New England Corporation (formerly known as Metal Management Connecticut, Inc.)	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA
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Place of
Company Name	Registered Number	Registered Office	Incorporation
Metal Management Memphis, L.L.C.	N/A	c/o Corporation Service Company 2908 Poston Avenue Nashville, TN 37203	Tennessee, USA

Metal Management Midwest, Inc.	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA

Metal Management Mississippi, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Metal Management Northeast, Inc.	N/A	c/o Corporation Service Company 830 Bear Tavern Road West Trenton, NJ 08628	New Jersey, USA

Metal Management Ohio, Inc.	N/A	c/o CSC-Lawyers Incorporating Service (Corporation Service Company) 50 W. Broad St Suite 1800 Columbus, OH 43215	Ohio, USA

Metal Management West, Inc.	N/A	c/o Corporation Service Company 1560 Broadway, Suite 2090, Denver, CO 80202	Colorado, USA

Metal Management, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Proler Southwest LP	N/A	c/o Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company 211 E. 7th Street Suite 620 Austin, TX 78701	Texas, USA
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Place of
Company Name	Registered Number	Registered Office	Incorporation
Sims Recycling Solutions Holdings Inc. (formerly Sims Recycling Solutions, Inc.)	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA

Sims Recycling Solutions, Inc. (formerly United Refining & Smelting Co)	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA

HK Trade Borrower
Sims Metal Management Asia Limited (previously known as Sims Asia Holdings Limited)	30512	5407-8, 54th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong	Hong Kong

Germany
Sims M+R GmbH	N/A	Rathenaustraβe 10, 59192 Bergkamen, Germany	Germany

Sims Group German Holdings GmbH	N/A	Rathenaustraβe 10, 59192 Bergkamen, Germany	Germany
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Annexure B
LENDERS

Lender Name	Registered Number	Lending Office
In relation to the Australian Borrowers, UK Borrowers, US Borrowers and German Borrowers
HSBC Bank Australia Limited	ABN 48 006 434 162	Level 31, 580 George Street Sydney NSW 2000 Australia

HSBC Bank plc	14259	City Corporate Banking Centre, 60 Queen Victoria Street, London, EC4N 4TR

HSBC Bank USA, National Association	N/A	452 Fifth Avenue, New York, New York 10018 USA

In relation to the Australian Trade Borrowers
HSBC Bank Australia Limited	ABN 48 006 434 162	Level 31, 580 George Street Sydney NSW 2000 Australia

In relation to the HK Trade Borrower
The Hongkong and Shanghai Banking Corporation Limited	ABN 65 117 925 970	Level 10, 1 Queens Road, Central Hong Kong

In relation to the US Trade Borrower
HSBC Bank plc	14259	City Corporate Banking Centre, 60 Queen Victoria Street, London, EC4N 4TR
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Annexure C
CAF LENDERS
AUD CAF LENDERS

Lender Name	Registered Number	Lending Office
HSBC Bank Australia Limited	ABN 48 006 434 162	Level 31, 580 George Street Sydney NSW 2000 Australia

Any other Lender or Lenders, if any, notified in a fee letter to be an AUD CAF Lender.
EURO CAF LENDERS

Lender Name	Registered Number	Lending Office
The Lender or Lenders, if any, notified in a fee letter to be a Euro CAF Lender.
GBP CAF LENDERS

Lender Name	Registered Number	Lending Office
HSBC Bank plc	14259	City Corporate Banking Centre, 60 Queen Victoria Street, London, EC4N 4TR

Any other Lender or Lenders, if any, notified in a fee letter to be a GBP CAF Lender.
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USD CAF LENDERS

Lender Name	Registered Number	Lending Office
HSBC Bank Australia Limited	ABN 48 006 434 162	Level 31, 580 George Street Sydney NSW 2000 Australia

HSBC Bank plc	14259	City Corporate Banking Centre, 60 Queen Victoria Street, London, EC4N 4TR

HSBC Bank USA, National Association	N/A	452 Fifth Avenue, New York, New York 10018 USA
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Annexure D
FUNDING NOTICE
To:      [Lender’s name]
And to: HSBC Bank Australia Limited [in the case where the Lender to the Relevant Borrower is not HSBC Bank Australia Limited]
[date]
Dear Sirs
Multi-Option Facility Agreement dated 3 December 2003, as amended from time to time (the “Facility Agreement”)
We refer to the Facility Agreement and give irrevocable notice that we request the following drawings.
Terms defined in the Facility Agreement have the same meaning in this Funding Notice.
1.	The proposed Funding Date/Issuance Date is [specify date].

2.	The Facilities under which the financial accommodation is requested: [[AUD /Euro/GBP/USD] Cash Advance Facility /Trade Finance Facility].

3.	Particulars of the financial accommodation requested are as follows [as applicable]:
(a)	[AUD/Euro/GBP/USD] Cash Advance Facility

Amount: [ ]

Currency: [AUD/USD/GBP/Euro/[specify other]]

Funding Period: [ ]

(b)	Bank Guarantee Facility / Standby Letter of Credit Facility

Face Value Amount:[ ]

Currency: [AUD/USD/GBP/HKD]

Beneficiary:

Details of Beneficiary Contract:

Funding Period:

Expiry Date:

A copy of the Beneficiary Contract is enclosed.
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Annexure E
NOT USED
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Annexure F
ADDITIONAL BORROWER ACCESSION DEED
This Accession Deed is made on the [       ] day of [       ], [       ] under the Multi-Option Facility Agreement (the Facility Agreement) dated 3 December 2003 between (amongst others) Sims Group Australia Holdings Limited as borrower and HSBC Bank Australia Limited as lender, as amended from time to time.
Between
[Insert Additional Borrower’s Name] (ACN [insert Additional Borrower’s ABN number or equivalent]) of [insert Additional Borrower’s Address] (the Additional Borrower[s])
And
Sims Metal Management Limited (ACN 114 838 630) of Level 6, Simsmetal House, 41 McLaren Street, North Sydney, NSW, 2060 (Sims).
And
HSBC Bank Australia Limited (ABN 48 006 434 162) of Level 31, 580 George Street, Sydney, NSW, HSBC Bank plc of (registered number 14259) of 8 Canada Square, London E14 5HQ, HSBC Bank USA, National Association of 452 Fifth Avenue, New York, New York 10018 USA and The Hongkong and Shanghai Banking Corporation Limited of Level 10, 1 Queens Road, Central Hong Kong (the Lenders).
1.	Definitions And Interpretation

1.1	Definitions

Accession Date means the later of:
(a)	[insert a date later to the date in (b) if appropriate]; and

(b)	the date on which this Accession Deed, executed by [each/the] Additional Borrower and Sims, is executed by or on behalf of the Lenders.
1.2	Interpretation
(a)	A term defined in the Facility Agreement has the same meaning when used in this Accession Deed unless defined to have a different meaning in this Accession Deed.

(b)	Clause 1.2 of the Facility Agreement applies to this Accession Deed.

(c)	In this Accession Deed, a reference to obligations or rights being identical to other obligations or rights is a reference to obligations or rights identical to those other obligations or rights except to the extent they relate to the identity of the person required to perform them or entitled to their benefit.
2.	Accession

2.1	Accession
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With effect on and from the Accession Date:
(a)	[each/the] Additional Borrower:
(i)	is bound by the terms of the Transaction Documents to which the Borrowers are parties;

(ii)	assumes towards each other party to the Transaction Documents obligations under the Transaction Documents which are identical to the obligations which a Borrower is required to perform;

(iii)	must observe and comply with the obligations of a Borrower under the Transaction Documents;

(iv)	is granted rights under the Transaction Documents which are identical to the rights which a Borrower has under the Transaction Documents; and

(v)	is a party to the Transaction Documents as a Borrower;
(b)	each other party to the Facility Agreement acquires rights against and assumes obligations towards [each/the] Additional Borrower which are identical to the rights and obligations which it has or is required to perform under the Transaction Documents to a Borrower; and

(c)	a reference in the Transaction Documents to a “Borrower” includes a reference to [each/the] Additional Borrower.
3.	Acknowledgments

3.1	Borrower

[Each/The] Additional Borrower acknowledges that it will be an [insert category of Borrower e.g. Australian Borrower/UK Borrower/US Borrower] for the purposes of the Facility Agreement.

3.2	Sims

Sims on its behalf and on behalf of each Guarantor acknowledges and agrees that the Outstanding Moneys of the Additional Borrower is guaranteed by the Guarantors under clause 7 of the Common Terms Deed.

3.3	Representations and warranties

[Each/The] Additional Borrower makes the same representations and warranties in respect of itself that each Borrower has made in, or in connection with, the Transaction Documents and confirms that those representations and warranties are, at the Accession Date, true and not misleading in any material respect, by omission or in any other way.

3.4	Information

[Each/The] Additional Borrower:
(a)	confirms that it has received a copy of the Transaction Documents together with any other documents and information it has required in connection with the Facility Agreement; and

(b)	acknowledges that the Lenders have entered into this Accession Deed in reliance on the representations and warranties made by the Additional Borrower in this Accession Deed.
[*] Confidential Treatment Requested

Amended and Restated Multi Option Facility Agreement

3.5	No liability
(a)	[Each/The] Additional Borrower confirms that it has not relied on any Lender to assess or inform it as to:
(i)	the legality, validity, effect or enforceability of any Transaction Document against any party;

(ii)	the accuracy or completeness of any information referred to in clause 3.4 of this Accession Deed; or

(iii)	the creditworthiness, affairs, condition or status of any of the parties to the Transaction Documents.
(b)	[Each/The] Additional Borrower agrees that the Lenders have not or will not have any liability or obligation to [each/the] Additional Borrower for the accuracy or completeness of the information or documents provided to it under clause 3.4 of this Accession Deed, and that any condition or warranty in relation to any of those matters, whether express or implied by law or in any other way, is excluded.
4.	Miscellaneous

4.1	Transaction Document

This Accession Deed is a Transaction Document for the purposes of the Facility Agreement.

4.2	Counterparts

This Accession Deed may be signed in counterparts and all counterparts taken together constitute one document.

4.3	Governing law
This Accession Deed is governed by the laws applying in New South Wales.
Executed as a deed
[insert execution clause for Additional Borrower[s]]
[*] Confidential Treatment Requested

Amended and Restated Multi Option Facility Agreement

Sims

SIGNED, SEALED and DELIVERED for SIMS METAL MANAGEMENT LIMITED on behalf of itself and each Guarantor pursuant to clause 15.2 of the Common Terms Deed by a director and director/secretary:

sign here ►
Director

print name

sign here ►
director/secretary

print name

Lender

SIGNED, SEALED and DELIVERED for HSBC BANK AUSTRALIA LIMITED under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney
[*] Confidential Treatment Requested

Amended and Restated Multi Option Facility Agreement

Lender

SIGNED, SEALED and DELIVERED for HSBC BANK PLC under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

Lender

SIGNED, SEALED and DELIVERED for HSBC BANK USA, NATIONAL ASSOCIATION in the presence of:

Signature

Signature of witness	Name

Name

Lender

SIGNED, SEALED and DELIVERED for THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED under power of attorney in the presence of:

Signature of attorney

Signature of witness	Name

Name	Date of power of attorney
[*] Confidential Treatment Requested

Amended and Restated Multi Option Facility Agreement

Annexure G
PRO FORMA FEE LETTER

To:	Sims Metal Management Limited ACN 114 838 630 [insert address]

Attention:	[insert name]

With a copy to:	[insert address of the relevant Borrowers]

Date:	[insert date]
Dear Sirs
AMENDED AND RESTATED MULTI OPTION FACILITY AGREEMENT — FEE LETTER
We refer to the document entitled “Multi Option Facility Agreement” dated 3 December 2003 between, amongst others, Sims Metal Management Limited ACN 114 838 630 (formerly Sims Group Limited) (Sims) and HSBC Bank Australia Limited ABN 48 006 434 162, as amended from time to time (Facility Agreement).
1. Definitions and Interpretation
1.1	A term defined in the Facility Agreement (including by incorporation) has the same meaning when used in this fee letter unless stated otherwise in this fee letter.

1.2	Clause 1.2 of the Facility Agreement is incorporated into this fee letter as if set out in this fee letter in full and as if all references in that provision to “this Agreement” were to this fee letter.

1.3	The provisions of the Facility Agreement will apply to this fee letter.

1.4	This fee letter is a Transaction Document [and is issued pursuant to clause 8.5(d) of the Facility Agreement]*.

1.5	This fee letter is entered into in connection with the [Cash Advance Facilities][Trade Facilities][Bank Guarantee and Standby Letter of Credit Facility]*.

2.	[Margin under [Cash Advance Facilities][Trade Facilities]*] *

[Include details of any changes to the Margin payable in connection with the Facility Agreement]

3.	[Fees]

[Include details of any changes to the fees payable in connection with the Facility Agreement]

4.	Other terms

*	delete as appropriate
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement

AUD Commitment (clause 1.1)	For the AUD Cash Advance Facility granted by HSBC (Australia): [to be inserted]

[if applicable] For the AUD Cash Advance Facility granted by [specify other Lender(s)]: [to be inserted]

Euro Commitment (clause 1.1)	For the Euro Cash Advance Facility granted by [Lender(s) to be inserted]: [to be inserted]

GBP Commitment (clause 1.1)	For the GBP Cash Advance Facility granted by HSBC (UK): [to be inserted]

[if applicable] For the GBP Cash Advance Facility granted by [specify other Lender(s)]:

Termination Date (clause 1.1)	[to be inserted — envisaged to be 3 years from date of execution of latest deed of amendment and restatement]

Trade Credit Limit (clause 1.1)	For the Trade Finance Facility granted by HSBC (Australia): AUD[to be inserted]

For the Trade Finance Facility granted by HSBC (HK): AUD[to be inserted]

For the Trade Finance Facility granted by HSBC (UK): USD[to be inserted]

USD Commitment (clause 1.1)	For the USD Cash Advance Facility granted by HSBC (Australia): USD[to be inserted]

For the USD Cash Advance Facility granted by HSBC (US): USD[to be inserted]

For the USD Cash Advance Facility granted by HSBC (UK): USD[to be inserted]
5.	Change in the Margin and/or Fees

Any change in the Commitments, Trade Credit Limit, Termination Date, Margin or fees set out above will apply with effect from the date Sims signs and delivers the enclosed copy of this fee letter to the Lenders.

6.	Confidentiality

This fee letter must not be disclosed by Sims to any entity or person except as may be required by law or to Sims’ employees and legal and financial advisers who have a need to know the information and who are made aware of and agree to be bound by the confidentiality obligation under this paragraph.

7.	Counterparts

This fee letter may be signed in any number of counterparts, each of which shall be an original and which shall be taken together to constitute one agreement.

8.	Governing Law
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement

This fee letter shall be governed by, and construed in accordance with, the laws of New South Wales.
Please confirm your agreement to the above by signing, dating and returning to us the enclosed copy of this fee letter.
Yours faithfully
[insert execution clause for the Lenders (as applicable)]
To: [insert name of each Lender]
We hereby confirm and agree to the terms of this fee letter as set out above.
for and on behalf of Sims Metal Management Limited ACN 114 838 630
Name:
Capacity:
Date:
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement

Executed as a deed.
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement

Executed as a deed.
EXECUTED as a deed.

Lender
SIGNED, SEALED and DELIVERED for
HSBC BANK AUSTRALIA LIMITED under
power of attorney in the presence of:	/s/ Noel McNamara
Signature of attorney

/s/ Nadine Beinat	Noel McNamara

Signature of witness	Name

Nadine Beinat	1/5/2007

Name	Date of power of attorney
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          78

Lender
SIGNED, SEALED and DELIVERED for
HSBC BANK PLC under power of attorney
in the presence of:	/s/ M. Hodges
Signature of attorney

/s/ S. R. Adcock	M. Hodges

Signature of witness	Name

S.R. Adcock	29/7/10

Name	Date of power of attorney
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          79

Lender
SIGNED, SEALED and DELIVERED for
HSBC BANK USA, NATIONAL
ASSOCIATION in the presence of:

Signature /s/ Randolph Cates

/s/ Katherine Hansell
Signature of witness	Name Randolph Cates

Katherine Hansell
Name	Date 6/16/2011
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          80

Lender
SIGNED, SEALED and DELIVERED for
THE HONGKONG AND SHANGHAI
BANKING CORPORATION LIMITED under
power of attorney in the presence of:	/s/ Albert Chan Leung Choi
Signature of attorney

/s/ Aline Ayotte	Albert Chan Leung Choi

Signature of witness	Name

Aline Ayotte	24 January 2005

Name	Date of power of attorney
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          81

Borrower/ Guarantor
EXECUTED by SIMS GROUP AUSTRALIA
HOLDINGS LIMITED:

/s/ Rodney Shields	/s/ Frank Moratti
Signature of director	Signature of director/secretary

Rodney Shields	Frank Moratti

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          82

Borrower/ Guarantor
EXECUTED by SIMS METAL MANAGEMENT LIMITED:

/s/ Daniel W. Dienst	/s/ Frank Moratti
Signature of director	Signature of director/secretary

Daniel W. Dienst	Frank Moratti

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          83

Borrower/ Guarantor
EXECUTED by SIMS GROUP UK
HOLDINGS LIMITED:

/s/ M. Coombs	/s/ G. Davy
Signature of director	Signature of director/secretary

M. Coombs	G. Davy

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          84

Borrower/ Guarantor
EXECUTED by SIMS GROUP UK
LIMITED:

/s/ M. Coombs	/s/ G. Davy
Signature of director	Signature of director/secretary

M. Coombs	G. Davy

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          85

Borrower/Guarantor
EXECUTED by MIREC B.V.:

/s/ M. Coombs	/s/ G. Davy
Signature of director	Signature of director

M. Coombs	G. Davy

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          86

Borrower/Guarantor
THE COMMON SEAL of SIMS METAL
MANAGEMENT ASIA LIMITED
(PREVIOUSLY KNOWN AS SIMS ASIA
HOLDINGS LIMITED) was affixed to this
deed in the presence of:

/s/ Frank Martin Moratti
Signature of Authorised Signatory/Officer

Frank Martin Moratti
Name of Authorised Signatory
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           87

Borrower/ Guarantor
EXECUTED by
SIMS GROUP GLOBAL TRADE CORPORATION
by its officer:

/s/ Myles Partridge
Signature of officer

Myles Partridge
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           88

Borrower/ Guarantor
EXECUTED by
SIMS GROUP USA CORPORATION
by its officer:

/s/ Myles Partridge
Signature of officer

Myles Partridge
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          89

Borrower/ Guarantor
EXECUTED by
METAL DYNAMICS DETROIT LLC
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           90

Borrower/ Guarantor
EXECUTED by
METAL MANAGEMENT ALABAMA, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           91

Borrower/ Guarantor
EXECUTED by
METAL MANAGEMENT ARIZONA, L.L.C.
by its officer:

/s/ L. Steven Saimm
Signature of officer

L. Steven Saimm
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          92

Borrower/ Guarantor
EXECUTED by
SMM NEW ENGLAND CORPORATION
(formerly known as METAL
MANAGEMENT CONNECTICUT, INC.)
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          93

Borrower/Guarantor
EXECUTED by
METAL MANAGEMENT MEMPHIS, L.L.C.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           94

Borrower/Guarantor
EXECUTED by
METAL MANAGEMENT MIDWEST, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          95

Borrower/ Guarantor
EXECUTED by
METAL MANAGEMENT MISSISSIPPI,
INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           96

Borrower/ Guarantor
EXECUTED by
METAL MANAGEMENT NORTHEAST,
INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           97

Borrower/ Guarantor
EXECUTED by
METAL MANAGEMENT OHIO,
INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           98

Borrower/ Guarantor
EXECUTED by
METAL MANAGEMENT WEST, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           99

Borrower/ Guarantor
EXECUTED by
METAL MANAGEMENT, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          100

Borrower/ Guarantor
EXECUTED by
PROLER SOUTHWEST LP
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           101

Borrower/ Guarantor
EXECUTED by
SIMS RECYCLING SOLUTIONS. INC.
by its officer:

/s/ Darrell Stoecklin
Signature of officer

Darrell Stoecklin
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           102

Borrower/ Guarantor
EXECUTED by
SIMS RECYCLING SOLUTIONS
HOLDINGS INC.
by its officer:

/s/ Darrell Stoecklin
Signature of officer

Darrell Stoecklin
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           103

Borrower/ Guarantor
EXECUTED by SIMS M+R GMBH:

/s/ M. Coombs	/s/ G. Davy
Signature of director	Signature of director/secretary

M. Coombs	G. Davy
Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           104

Borrower/ Guarantor
EXECUTED by SIMS GROUP GERMAN
HOLDINGS GMBH:

/s/ M. Coombs	/s/ G. Davy

Signature of director	Signature of director/secretary

M. Coombs	G. Davy

Name	Name
[*] Confidential Treatment Requested

Amended and Restated Multi Option Facility Agreement     105

Guarantor
EXECUTED by SIMS INDUSTRIAL PTY
LIMITED:

/s/ Rodney Shields	/s/ Frank Moratti

Signature of director	Signature of director/secretary

Rodney Shields	Frank Moratti

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     106

Guarantor EXECUTED by SIMSMETAL SERVICES PTY. LIMITED:

/s/ Rodney Shields	/s/ Frank Moratti

Signature of director	Signature of director/secretary

Rodney Shields	Frank Moratti

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     107

Guarantor
EXECUTED by SIMS ALUMINIUM PTY
LIMITED:

/s/ Rodney Shields	/s/ Frank Moratti

Signature of director	Signature of director/secretary

Rodney Shields	Frank Moratti

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     108

Guarantor
EXECUTED by SIMSMETAL PROPERTIES QLD PTY LIMITED
(formerly known as SIMS ENERGY PTY
LIMITED):

/s/ Rodney Shields	/s/ Frank Moratti

Signature of director	Signature of director/secretary

Rodney Shields	Frank Moratti

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement        109

Guarantor
EXECUTED by SIMSMETAL PROPERTIES NSW PTY LIMITED
(formerly known as SIMS
MANUFACTURING PTY LIMITED):

/s/ Rodney Shields	/s/ Frank Moratti

Signature of director	Signature of director/secretary

Rodney Sheilds	Frank Moratti

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          110

Guarantor
EXECUTED by SIMSMETAL HOLDINGS
PTY. LTD.:

/s/ Rodney Shields	/s/ Frank Moratti

Signature of director	Signature of director/secretary

Rodney Shields	Frank Moratti

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     111

Guarantor
EXECUTED by
CIM TRUCKING, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     112

Guarantor
EXECUTED by
HNE RECYCLING LLC
by its officer:

/s/ Myles Partridge
Signature of officer

Myles Partridge
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     113

Guarantor
EXECUTED by
HNW RECYCLING LLC
by its officer:

/s/ Myles Partridge
Signature of officer

Myles Partridge
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     114

Guarantor
EXECUTED by
TH PROPERTIES LLC (formerly known as
METAL DYNAMICS INDIANAPOLIS LLC)
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     115

Guarantor
EXECUTED by
METAL DYNAMICS LLC
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     116

Guarantor
EXECUTED by
METAL MANAGEMENT INDIANA, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     117

Guarantor
EXECUTED by
METAL MANAGEMENT PITTSBURGH, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     118

Guarantor
EXECUTED by METAL MANAGEMENT PROLER SOUTHWEST, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     119

Guarantor
EXECUTED by
SMM — NORTH AMERICA TRADE CORPORATION
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     120

Guarantor
EXECUTED by
METAL MANAGEMENT WEST COAST HOLDINGS, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     121

Guarantor
EXECUTED by
MM METAL DYNAMICS HOLDINGS, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     122

Guarantor
EXECUTED by
NAPORANO IRON & METAL, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     123

Guarantor
EXECUTED by
NEW YORK RECYCLING VENTURES, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     124

Guarantor
EXECUTED by
NORTH CAROLINA RESOURCE CONSERVATION, LLC
by its officer:

/s/ Myles Partridge
Signature of officer

Myles Partridge
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     125

Guarantor
EXECUTED by
PROLER SOUTHWEST GP, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     126

Guarantor
EXECUTED by
RESERVE IRON & METAL LIMITED PARTNERSHIP
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     127

Guarantor
EXECUTED by
SCHIABO LAROVO CORPORATION
by its officer:

/s/ Myles Partridge
Signature of officer

Myles Partridge
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     128

Guarantor
EXECUTED by
SHN CO., LLC
by its officer:

/s/ Myles Partridge
Signature of officer

Myles Partridge
Name of officer
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     129

Guarantor
EXECUTED by
SIMS GROUP USA HOLDINGS CORPORATION
by its officer:

/s/ Myles Partridge
Signature of officer

Myles Partridge
Name of officer
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     130

Guarantor
EXECUTED by
SIMSMETAL EAST LLC
by its officer:

/s/ Myles Partridge
Signature of officer

Myles Partridge
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     131

Guarantor
EXECUTED by
SIMSMETAL WEST LLC
by its officer:

/s/ Myles Partridge
Signature of officer

Myles Partridge
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     132

Guarantor
EXECUTED by
SIMSMETAL INDUSTRIES LIMITED:

/s/ Darron McGree	/s/ Frank Moratti

Signature of director	Signature of director

Darron McGree	Frank Moratti

Name of director (please print)	Name of director (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     133

Guarantor
EXECUTED by
METAL MANAGEMENT NEW HAVEN, INC.
by its officer:

/s/ Robert C. Larry

Signature of officer

Robert C. Larry

Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     134

Guarantor
EXECUTED by SIMS RECYCLING SOLUTIONS AB:

/s/ M. Coombs	/s/ G. Davy

Signature of director	Signature of director/secretary

M. Coombs	G. Davy

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     135

Guarantor
EXECUTED by SIMS GROUP RECYCLING SOLUTIONS CANADA LTD.:

/s/ Sebastian Rosner	/s/ Darrell Stoelklin

Signature of director	Signature of director/secretary

Sebastian Rosner	Darrell Stoelklin

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     136

Guarantor
EXECUTED by SIMS GROUP CANADA HOLDINGS
LIMITED:

/s/ Myles Partridge	/s/ Alan D. Ratner

Signature of director	Signature of director/secretary

Myles Partridge	Alan D. Ratner

Name	Name
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement     137

Guarantor
EXECUTED by
SIMS MUNICIPAL RECYCLING OF NEW YORK LLC
by its officer:

/s/ Myles Partridge
Signature of officer

Myles Partridge
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement          138

Guarantor
EXECUTED by
PORT ALBANY VENTURES LLC
by its officer:

/s/ Michael R. Henderson
Signature of officer

Michael R. Henderson
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           139

Guarantor
EXECUTED by
METAL MANAGEMENT AEROSPACE, INC.
by its officer:

/s/ Robert C. Larry
Signature of officer

Robert C. Larry
Name of officer (please print)
[*] Confidential Treatment Requested
Amended and Restated Multi Option Facility Agreement           140